UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22467

Kayne Anderson Midstream/Energy Fund, Inc.

(Exact name of registrant as specified in charter)

811 Main Street, 14th Floor, Houston, Texas	77002
(Address of principal executive offices)	(Zip code)

Jarvis V. Hollingsworth, Esq.

KA Fund Advisors, LLC, 811 Main Street, 14th Floor, Houston, Texas 77002

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 493-2020

Date of fiscal year end: November 30, 2019

Date of reporting period: May 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The report of Kayne Anderson Midstream/Energy Fund, Inc. (the “Registrant”) to stockholders for the semi-annual period ended May 31, 2019 is attached below.

Midstream/Energy Fund

KMF Semi-Annual Report

May 31, 2019

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson Midstream/Energy Fund, Inc. (the “Fund”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statement. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to publicly update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

ADOPTION OF AN OPTIONAL DELIVERY METHOD FOR SHAREHOLDER REPORTS

Rule 30e-3 Notice

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of Kayne Anderson Midstream/Energy Fund, Inc.’s (the “Fund” or “KMF”) annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (www.kaynefunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by calling the Fund at 1-877-657-3863 or contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling the Fund at 1-877-657-3863 or contacting your financial intermediary. Your election to receive reports in paper will apply to all funds managed by KA Fund Advisors, LLC or held with your financial intermediary.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

LETTER TO STOCKHOLDERS

July 24, 2019

Dear Stockholders:

Performance Highlights

KMF has continued to perform well during fiscal 2019. For the six months ended May 31, 2019, the Fund generated a 7.4% Net Asset Value Return. The Fund’s Net Asset Value Return for the first six months of fiscal 2019 compares to total returns for the Alerian MLP Index (AMZ) and Alerian Midstream Energy Select Index (AMEI) of 3.3% and 7.3%, respectively.

KMF’s Net Asset Value Return for the second quarter of fiscal 2019 was 1.1%, which was slightly better than the performance of the AMZ and AMEI for the quarter (total returns of 0.9% and 0.8%, respectively).

KMF’s Net Asset Value Return is equal to the change in net asset value per share plus cash distributions paid during the period assuming reinvestment through our dividend reinvestment program.

The main drivers of KMF’s absolute performance during the quarter were as follows:

	Top 5 Contributors to Performance			Bottom 5 Contributors to Performance

	Name	Total Return		Name	Total Return
1.	Buckeye Partners, L.P.	31.8%	1.	Energy Transfer LP	(5.2)%
2.	TC Energy Corporation	10.2%	2.	Western Midstream Partners, LP	(11.1)%
3.	Kinder Morgan, Inc.	5.4%	3.	MPLX LP	(5.8)%
4.	KNOT Offshore Partners LP	6.9%	4.	EnLink Midstream, LLC	(4.7)%
5.	Tallgrass Energy, LP	7.4%	5.	SemGroup Corporation	(14.1)%

Market Update

First quarter results for the midstream sector were very strong with several large diversified midstream companies (Enterprise, Energy Transfer, Magellan and Plains) beating consensus estimates by at least 10%. Overall, we are optimistic that 2019 should be another year of solid financial results for most midstream companies. Domestic production continues to increase and additional infrastructure assets are needed to enhance connectivity to the gulf coast as well as facilitate additional exports to international markets. We believe KMF’s portfolio is well positioned to benefit from these trends.

The last few months have been very active on the M&A front for the energy industry. Anadarko Petroleum (APC) agreed to be acquired by Occidental Petroleum in May. This agreement came after APC announced a transaction with Chevron in April, and is one of the largest M&A deals in the energy sector’s history ($57 billion). We believe this deal highlights the value of U.S. shale assets, and APC’s position in the Permian Basin in particular.

Turning to M&A in the midstream industry, the most noteworthy transaction was announced in early May when Buckeye Partners (BPL) entered into an agreement to be acquired by IFM Global Infrastructure Fund. Investors will receive $41.50 in cash when the transaction closes later this year. With a deal size of $10 billion, this will be the largest “take-private” transaction in the midstream industry in over 10 years. The purchase price represents a 27.5% premium to the stock price prior to announcement and approximately 11 times expected cash flow. We believe this transaction bolsters our argument that midstream valuations appear attractive. With a position size of over $25 million at KMF, BPL’s stock price reaction to this deal was a significant contributor to the Fund’s performance this quarter.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

LETTER TO STOCKHOLDERS

In the midstream industry, there was one other noteworthy transaction announced during the second quarter of fiscal 2019. In early May, MPLX agreed to acquire Andeavor Logistics (ANDX). This simplification transaction was widely expected and the transaction terms were in-line with our estimates. It is worth noting that public investors received a higher premium on their ANDX common units than Marathon Petroleum (the general partner of both MPLX and ANDX) did on its ANDX common units. We are pleased Marathon Petroleum agreed to receive a lower price on its ANDX units — transaction structures like this are a step in the right direction as the industry rebuilds trust with investors. While the wave of simplification transactions is largely complete, we believe a handful of MLPs will address their ownership structures and/or incentive distribution rights at some point in the near future.

As mentioned last quarter, we believe the most impactful trend for the sector at this time is the push by investors for companies to focus on capital efficiency and shareholder returns. This message continues to be emphasized to management teams in all areas of the energy industry. We expect this to be a key area of focus on second quarter earnings calls. The midstream sector — which has materially improved its financial footing over the last three years — is well positioned to generate meaningful amounts of free cash flow as new projects are placed in-service and capital spending abates. We are advocating for disciplined capital spending with management teams, and paying very close attention to companies stated plans to return capital to investors. It is not yet clear how companies will balance competing demands from different investors in the “distribution growth vs. share buybacks” debate. We believe distribution growth is the better alternative for the sector’s long-term investors, like KMF. However, it is reasonably clear that companies are going to be more conservative growing distributions in the future given the conflicting messages they are hearing from investors on the topic.

Again, we invite you to visit our website at www.kaynefunds.com for more information about the Fund. We also encourage investors to listen to our podcasts posted within the “Insights” page on our website for our most current outlook regarding the Fund’s performance, key industry trends and the midstream sector. We appreciate your investment in the Fund and look forward to providing future updates.

KA Fund Advisors, LLC

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

PORTFOLIO SUMMARY

(UNAUDITED)

Portfolio of Long-Term Investments by Category(1)

May 31, 2019	November 30, 2018

Top 10 Holdings by Issuer

		Percent of Long-Term Investments as of
Holding	Category(1)	May 31, 2019	November 30, 2018

1. The Williams Companies, Inc.	Midstream Company	8.9%	7.5%

2. ONEOK, Inc.	Midstream Company	8.6	9.5

3. Plains GP Holdings, L.P.(2)	Midstream Company	7.4	7.1

4. Enbridge Inc.(3)	Midstream Company	6.0	7.7

5. Kinder Morgan, Inc.	Midstream Company	5.5	4.6

6. TC Energy Corporation(4)	Midstream Company	5.0	2.6

7. Enterprise Products Partners L.P.	Midstream MLP	4.9	2.9

8. Pembina Pipeline Corporation	Midstream Company	4.8	4.3

9. Targa Resources Corp.	Midstream Company	4.6	7.5

10. Energy Transfer LP	Midstream MLP	4.1	3.6

(1)

See Glossary of Key Terms for definitions. Midstream Company & MLP Affiliate category includes Midstream Companies engaged in marine transportation (9.7% as of May 31, 2019 and 14.5% as of November 30, 2018).

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

PORTFOLIO SUMMARY

(UNAUDITED)

(2)

Our investment includes our holdings of Plains GP Holdings, L.P. (“PAGP”) and our interest in Plains AAP, L.P. (“PAGP-AAP”). Our ownership of PAGP-AAP is exchangeable on a one-for-one basis into either PAGP shares or Plains All American Pipeline, L.P. units at our option.

(3)

On December 20, 2018, Enbridge, Inc. (“ENB”) completed its previously announced acquisition of Enbridge Energy Management, L.L.C. (“EEQ”) in a stock-for-stock exchange. As of November 30, 2018, our ownership of ENB and EEQ represented 2.6% and 5.1% of long-term investments, respectively.

(4)	On May 3, 2019, TransCanada Corporation changed its name to TC Energy Corporation.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Fund Overview

Kayne Anderson Midstream/Energy Fund, Inc. (“KMF”) is a non-diversified, closed-end fund that commenced operations in November 2010. Our investment objective is to provide a high level of total return with an emphasis on making cash distributions to our stockholders. We seek to achieve that investment objective by investing at least 80% of our total assets in the securities of companies in the Midstream/Energy Sector, consisting of (a) Midstream MLPs, (b) Midstream Companies, (c) Other MLPs and (d) Other Energy Companies. We anticipate that the majority of our investments will consist of investments in Midstream MLPs and Midstream Companies. Please see the Glossary of Key Terms for a description of these investment categories and for the meaning of capitalized terms not otherwise defined herein.

As of May 31, 2019, we had total assets of $899 million, net assets applicable to our common stockholders of $613 million (net asset value of $12.94 per share), and 47 million shares of common stock outstanding. As of May 31, 2019, we held $868 million in equity investments and $10 million in debt investments.

Recent Events

We completed our stock repurchase program ($20 million) on June 11, 2019. Under this program, we repurchased 1,681,037 shares of our common stock at an average price of $11.90 per share, which represented an average discount to our net asset value per share of approximately 12.3%.

Results of Operations — For the Three Months Ended May 31, 2019

Investment Income.    Investment income totaled $3.8 million for the quarter and consisted primarily of net dividends and distributions and interest income on our investments. We received $15.6 million of dividends and distributions, of which $11.9 million was treated as return of capital and $0.4 million was treated as distributions in excess of cost basis. Return of capital was increased by $2.7 million and distributions in excess of cost basis was increased by $0.1 million due to 2018 tax reporting information that we received in fiscal 2019. Interest income was $0.5 million.

Operating Expenses.    Operating expenses totaled $6.1 million, including $2.9 million of investment management fees, $2.0 million of interest expense, $0.8 million of preferred stock distributions and $0.4 million of other operating expenses. Interest expense includes $0.2 million of non-cash amortization of debt issuance costs. Preferred stock distributions include $0.05 million of non-cash amortization.

Net Investment Loss.    Our net investment loss totaled $2.3 million.

Net Realized Gains.    We had net realized gains of $25.1 million, which included $0.3 million of net realized gains from option activity.

Net Change in Unrealized Gains.    We had a net decrease in unrealized gains of $18.5 million from investments.

Net Increase in Net Assets Resulting from Operations.    We had an increase in net assets resulting from operations of $4.3 million. This increase was comprised of net investment loss of $2.3 million, net realized gains of $25.1 million and a net decrease in unrealized gains of $18.5 million, as noted above.

Distributions to Common Stockholders

Our distributions are funded generally by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE investments”) and (d) net premiums received from the sale of covered calls.

Operating expenses include (a) investment management fees paid to our investment adviser (KAFA), (b) other expenses (mostly comprised of fees paid to other service providers), (c) accrual for estimated excise taxes (if any) and (d) interest expense and preferred stock distributions.

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

Three Months Ended May 31, 2019
Distributions and Other Income from Investments
Dividends	$15.6
Interest	0.5
Net Premiums Received from Call Options Written	0.3

Total Distributions and Other Income from Investments	16.4
Expenses
Investment Management Fee	(2.9)
Other Expenses	(0.4)
Interest Expense	(1.9)
Preferred Stock Distributions	(0.7)

Net Distributable Income (NDI)	$10.5

Weighted Shares Outstanding	48.3

NDI per Weighted Share Outstanding	$0.217

Adjusted NDI per Weighted Share Outstanding(1)	$0.213

Distributions per Common Share(2)	$0.225

(1)	Adjusted NDI excludes distributions from SemGroup Corporation attributable to the first quarter of fiscal 2019 ($0.2 million), which had an ex-dividend date of March 1st.

(2)	Monthly distribution of $0.075 per common share paid, or to be paid, June 28, 2019, July 31, 2019 and August 30, 2019.

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants on our debt agreements and terms of our preferred stock. The Fund has provided guidance on the expected distribution level for 2019 (monthly distribution rate of $0.075 per common share). The Fund plans to reassess its distribution level each December and provide guidance for the following twelve months. In determining this amount, management and the Board of Directors gives a significant amount of consideration to the NDI the portfolio is expected to generate during the twelve month guidance period.

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•

GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

•

GAAP recognizes distributions received from MLPs that exceed the cost basis of our securities to be realized gains and are therefore excluded from investment income, whereas the NDI calculation includes these distributions.

•

NDI includes the value of paid-in-kind dividends and distributions whereas such amounts are not included as investment income for GAAP purposes, but rather are recorded as unrealized gains upon receipt.

•

NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•

Certain of our investments in debt securities were purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity date of the debt security.

•

We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the call premium that we received, thereby generating a profit. The premium we receive from selling call options, less (i) the amount that we pay to repurchase such call option contracts and (ii) the amount by which the market price of an underlying security is above the strike price at the time a new call option is written (if any), is included in NDI. For GAAP purposes, premiums received from call option contracts sold are not included in investment income. See Note 2 — Significant Accounting Policies for a full discussion of the GAAP treatment of option contracts.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•

The non-cash amortization or write-offs of capitalized debt issuance costs and preferred stock offering costs related to our financings is included in interest expense and distributions on preferred stock for GAAP purposes, but is excluded from our calculation of NDI.

•

NDI also includes recurring payments (or receipts) on interest rate swap contracts or the amortization of termination payments on interest rate swap contracts entered into in anticipation of an offering of unsecured notes (“Notes”) or mandatory redeemable preferred stock (“MRP Shares”). The termination payments on interest rate swap contracts are amortized over the term of the Notes or MRP Shares issued. For GAAP purposes, these amounts are included in the realized gains/losses section of the Statement of Operations.

•	Under GAAP, excise taxes are accrued when probable and estimable. For NDI, we exclude excise tax that is unrelated to the current fiscal period.

•

For GAAP purposes, offering costs incurred related to the issuance of common stock reduce paid-in capital when stock is issued. Certain costs related to registration statements or shelf offerings may be written off once the registration statement or prospectus’ usefulness has expired. The non-cash amortization or write-off of these offering costs is included in operating expense for GAAP purposes, but is excluded from our calculation of NDI.

Liquidity and Capital Resources

At May 31, 2019, we had total leverage outstanding of $276 million, which represented 31% of total assets. Total leverage was comprised of $201 million of Notes and $75 million of MRP Shares. At May 31, 2019, we

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

did not have any borrowings outstanding under our unsecured revolving credit facility (the “Credit Facility”) and we had $19 million of cash and cash equivalents. As of July 24, 2019, we had no borrowings outstanding under our Credit Facility and we had $9 million of cash and cash equivalents.

Our Credit Facility has a 364-day term, maturing on February 7, 2020 and a total commitment amount of $100 million. The interest rate on outstanding borrowings under the Credit Facility may vary between LIBOR plus 1.30% and LIBOR plus 1.95%, depending on our asset coverage ratios. We pay a fee of 0.20% per annum on any unused amounts of the Credit Facility.

At May 31, 2019, we had $201 million of Notes outstanding that mature between 2020 and 2025 and we had $75 million of MRP Shares outstanding that are subject to mandatory redemption between 2021 and 2024.

At May 31, 2019, our asset coverage ratios under the Investment Company Act of 1940, as amended (the “1940 Act”), were 442% for debt and 322% for total leverage (debt plus preferred stock). As of July 24, 2019, our asset coverage ratios were 454% for debt and 331% for total leverage. Our target asset coverage ratio with respect to our debt is 430%. At times we may be above or below this target depending on market conditions as well as certain other factors, including our target total leverage asset coverage ratio of 320% and the basic maintenance amount as stated in our rating agency guidelines.

As of May 31, 2019, our total leverage consisted 100% of fixed rate obligations. At such date, the weighted average interest/dividend rate on our total leverage was 3.72%.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

SCHEDULE OF INVESTMENTS

MAY 31, 2019

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 143.3%
Equity Investments(1) — 141.7%
United States — 117.3%
Midstream Companies(2) — 75.8%
Antero Midstream Corporation	824	$10,069
EnLink Midstream, LLC	1,986	20,615
Equitrans Midstream Corporation	250	4,965
GasLog Partners LP(3)	1,289	27,230
Golar LNG Partners LP(3)	697	7,832
Höegh LNG Partners LP(3)	1,062	18,186
Kinder Morgan, Inc.(4)	2,419	48,258
KNOT Offshore Partners LP(3)	1,709	32,205
ONEOK, Inc.	1,191	75,744
Plains GP Holdings, L.P.(3)(5)	2,205	49,664
Plains GP Holdings, L.P. — Plains AAP, L.P.(3)(5)(6)(7)	690	15,591
Rattler Midstream LP(3)(8)	343	6,415
Tallgrass Energy, LP(3)	1,233	29,342
Targa Resources Corp.	1,053	40,507
The Williams Companies, Inc.	2,952	77,882

		464,505

Midstream MLPs(2)(9) — 35.0%
BP Midstream Partners LP	317	4,619
Buckeye Partners, L.P.(10)	282	11,504
Cheniere Energy Partners, L.P.	178	7,409
Crestwood Equity Partners LP	218	7,743
DCP Midstream, LP	451	13,705
Energy Transfer LP	2,588	35,559
Enterprise Products Partners L.P.	1,532	42,740
EQM Midstream Partners, LP — Convertible Preferred Units(6)(8)(11)(12)	205	10,919
Global Partners LP	450	8,950
Magellan Midstream Partners, L.P.	251	15,436
MPLX LP(13)	625	19,112
Phillips 66 Partners LP	243	11,662
Shell Midstream Partners, L.P.	494	10,393
Western Midstream Partners, LP	511	14,908

		214,659

Other Energy Companies — 6.5%
Atlantica Yield plc	483	10,354
Brookfield Renewable Partners L.P.	420	13,513
Phillips 66	40	3,216
Sempra Energy(4)	55	7,230
Viper Energy Partners LP	198	5,536

		39,849

Total United States (Cost — $721,553)		719,013

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

SCHEDULE OF INVESTMENTS

MAY 31, 2019

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description				No. of Shares/Units	Value
Canada — 24.4%
Midstream Companies(2) — 23.6%
Enbridge Inc.				1,418	$52,272
Keyera Corp.				274	6,588
Pembina Pipeline Corporation				1,172	41,812
TC Energy Corporation(14)				903	43,939

					144,611

Other Energy Company — 0.8%
Jupiter Resources Inc.(6)(11)(15)(16)				1,229	4,607

Total Canada (Cost — $130,773)					149,218

Total Equity Investments (Cost — $852,326)					868,231

		Interest Rate	Maturity Date	Principal Amount
Debt Instruments — 1.6%
United States — 1.6%
Upstream — 1.3%
Montage Resources Corporation		8.875%	7/15/23	$8,600	7,611

Midstream Company(2) — 0.3%
Epic Crude Services, LP(6)		(17)	2/21/26	2,000	1,978

Total Debt Investments (Cost — $10,411)					9,589

Total Long-Term Investments (Cost — $862,737)					877,820

				No. of Shares/Units
Short-Term Investment — Money Market Fund — 2.7%
JPMorgan 100% U.S. Treasury Securities Money Market Fund — Capital Shares, 2.25%(18) (Cost — $16,808)				16,808	16,808

Total Investments — 146.0% (Cost — $879,545)					894,628

	Strike Price	Expiration Date	No. of Contracts	Notional Amount(19)
Liabilities
Call Option Contracts Written(16)
United States
Midstream Company
Kinder Morgan, Inc.	$20.00	6/21/19	500	$998	(20)

Other Energy Company
Sempra Energy	135.00	6/21/19	200	2,629	(19)

Total Call Option Contracts Written (Premiums Received — $41)					(39)

Debt					(200,923)
Mandatory Redeemable Preferred Stock at Liquidation Value					(75,000)
Other Liabilities in Excess of Other Assets					(5,911)

Net Assets Applicable to Common Stockholders					$612,755

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Refer to the “Glossary of Key Terms” for the definitions of Midstream Companies and Midstream MLPs.

(3)	This company is structured like an MLP, but is not treated as a publicly-traded partnership for regulated investment company (“RIC”) qualification purposes.

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

SCHEDULE OF INVESTMENTS

MAY 31, 2019

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

(4)	Security or a portion thereof is segregated as collateral on option contracts written.

(5)	The Fund believes that it is an affiliate of Plains AAP, L.P. (“PAGP-AAP”) and Plains GP Holdings, L.P. (“PAGP”). See Note 5 — Agreements and Affiliations.

(6)

The Fund’s ability to sell this security is subject to certain legal or contractual restrictions. As of May 31, 2019, the aggregate value of restricted securities held by the Fund was $33,095 (3.7% of total assets), which included $17,569 of Level 2 securities and $15,526 of Level 3 securities. See Note 7 — Restricted Securities.

(7)

The Fund’s ownership of PAGP-AAP is exchangeable on a one-for-one basis into either PAGP shares or Plains All American Pipeline, L.P. (“PAA”) units at the Fund’s option. The Fund values its PAGP-AAP investment on an “as exchanged” basis based on the higher public market value of either PAGP or PAA. As of May 31, 2019, the Fund’s PAGP-AAP investment is valued at PAA’s closing price. See Notes 3 and 7 in Notes to Financial Statements.

(8)	Security is not currently paying cash distributions but is expected to pay cash distributions within the next 12 months.

(9)

Unless otherwise noted, securities are treated as a publicly-traded partnership for RIC qualification purposes. To qualify as a RIC for tax purposes, the Fund may directly invest up to 25% of its total assets in equity and debt securities of entities treated as publicly-traded partnerships. The Fund had 23.9% of its total assets invested in publicly-traded partnerships at May 31, 2019. It is the Fund’s intention to be treated as a RIC for tax purposes.

(10)

On May 10, 2019, Buckeye Partners, L.P. announced it had entered a definitive agreement to be acquired by IFM Global Infrastructure Fund in an all-cash transaction. The transaction is expected to close in the fourth quarter of 2019.

(11)	Fair valued security. See Notes 2 and 3 in Notes to Financial Statements.

(12)

On April 10, 2019, the Fund purchased, in a private placement, Series A Convertible Preferred Units (“EQM Convertible Preferred Units”) from EQM Midstream Partners, LP (“EQM”). The EQM Convertible Preferred Units are senior to the common units in terms of liquidation preference and priority of distributions and pay a quarterly distribution of $1.04 per unit (subject to an upward adjustment after five years). The EQM Convertible Preferred Units have a one-year lock-up through April 10, 2020. Holders of the EQM Convertible Preferred Units may convert on a one-for-one basis to EQM common units any time after April 10, 2021.

(13)

On May 8, 2019, MPLX LP (“MPLX”) and Andeavor Logistics LP (“ANDX”) announced that they entered into an agreement whereby MPLX will acquire ANDX in a unit-for-unit transaction. The transaction is expected to close in the third quarter of 2019.

(14)	On May 3, 2019, TransCanada Corporation changed its name to TC Energy Corporation.

(15)

On December 19, 2018, Jupiter Resources Inc. and its affiliates (“Jupiter”) completed a recapitalization transaction. As a result of the reorganization, the Fund received common shares of Jupiter Resources Inc. and cash equal to the semi-annual interest payment that was scheduled to be paid on October 1, 2018. The common shares are not publicly traded and are subject to certain restrictions.

(16)	Security is non-income producing.

(17)	Floating rate first lien senior secured term loan. Security pays interest at a rate of LIBOR + 500 basis points with a 1.00% LIBOR floor (7.78% as of May 31, 2019).

(18)	The rate indicated is the yield as of May 31, 2019.

(19)

The notional amount of call option contracts written is the product of (a) the number of contracts written, (b) 100 (each contract entitles the option holder to 100 units/shares) and (c) the market price of the underlying security as of May 31, 2019.

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 2019

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

ASSETS

Investments, at fair value:

Non-affiliated (Cost — $771,146)	$812,565

Affiliated (Cost — $91,591)	65,255

Short-term investments (Cost — $16,808)	16,808

Cash	2,000

Deposits with brokers	238

Receivable for securities sold	139

Interest, dividends and distributions receivable (Cost — $1,638)	1,635

Deferred credit facility and term loan offering costs and other assets	478

Total Assets	899,118

LIABILITIES

Payable for capital shares purchased	481

Payable for securities purchased	6,981

Investment management fee payable	961

Accrued directors’ fees	57

Call option contracts written (Premiums received — $41)	39

Accrued expenses and other liabilities	3,130

Notes	200,923

Unamortized notes issuance costs	(610)

Mandatory redeemable preferred stock, $25.00 liquidation value per share (3,000,000 shares issued and outstanding)	75,000

Unamortized mandatory redeemable preferred stock issuance costs	(599)

Total Liabilities	286,363

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$612,755

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF

Common stock, $0.001 par value (47,354,874 shares issued and outstanding, 197,000,000 shares authorized)	$47

Paid-in capital	873,891

Total distributable earnings (loss)	(261,183)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$612,755

NET ASSET VALUE PER COMMON SHARE	$12.94

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

STATEMENT OF OPERATIONS

(amounts in 000’s)

(UNAUDITED)

	For the Three Months Ended May 31, 2019	For the Six Months Ended May 31, 2019
INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$14,439	$28,964
Affiliated investments	1,043	1,911
Money market mutual funds	101	105

Total dividends and distributions (after foreign taxes withheld of $260 and $531, respectively)	15,583	30,980
Return of capital	(11,954)	(23,072)
Distributions in excess of cost basis	(361)	(361)

Net dividends and distributions	3,268	7,547
Interest income	498	1,075

Total Investment Income	3,766	8,622

Expenses
Investment management fees	2,910	5,625
Professional fees	157	258
Administration fees	68	140
Directors’ fees	52	119
Reports to stockholders	43	98
Insurance	33	75
Custodian fees	21	38
Other expenses	31	84

Total Expenses — before interest expense and preferred distributions	3,315	6,437
Interest expense and amortization of offering costs	1,997	4,141
Distributions on mandatory redeemable preferred stock and amortization of offering costs	775	1,549

Total Expenses	6,087	12,127

Net Investment Loss	(2,321)	(3,505)

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains (Losses)
Investments — non-affiliated	24,801	13,087
Investments — affiliated	—	—
Foreign currency transactions	(13)	(3)
Options	312	552

Net Realized Gains	25,100	13,636

Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	(16,984)	27,405
Investments — affiliated	(1,506)	1,914
Foreign currency translations	(11)	(1)
Options	(18)	3

Net Change in Unrealized Gains (Losses)	(18,519)	29,321

Net Realized and Unrealized Gains	6,581	42,957

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$4,260	$39,452

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

	For the Six Months Ended May 31, 2019 (Unaudited)		For the Fiscal Year Ended November 30, 2018
OPERATIONS
Net investment loss(1)	$(3,505)		$(4,562)
Net realized gains (losses)	13,636		(8,281)
Net change in unrealized gains (losses)	29,321		(55,070)

Net Increase (Decrease) in Net Assets Resulting from Operations	39,452		(67,913)

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(1)
Dividends	(23,096	)(2)	(2,884	)(3)
Distributions — return of capital	—	(2)	(31,610	)(3)

Dividends and Distributions to Common Stockholders	(23,096)		(34,494)

CAPITAL STOCK TRANSACTIONS
Issuance of 26,844,329 shares of common stock in connection with the merger of Kayne Anderson Energy Total Return Fund, Inc.	—		405,460
Offering expenses associated with the issuance of common stock in merger	—		(293	)(4)
Common stock purchased under the share repurchase program (1,523,625 shares)	(18,204)		—

Net Increase (Decrease) in Net Assets Applicable to Common Stockholders from Capital Stock Transactions	(18,204)		405,167

Total Increase (Decrease) in Net Assets Applicable to Common Stockholders	(1,848)		302,760

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of period	614,603		311,843

End of period	$612,755		$614,603

(1)

Distributions on the Fund’s mandatory redeemable preferred stock (“MRP Shares”) are treated as an operating expense under GAAP and are included in the calculation of net investment loss. See Note 2 — Significant Accounting Policies. Distributions in the amount of $1,454 paid to holders of MRP Shares during the six months ended May 31, 2019 are characterized as dividend income (a portion of which may be eligible to be treated as qualified dividend income) until after the end of the fiscal year when the Fund can determine its earnings and profits for the full fiscal year, which include gains and losses on the sale of securities for the remainder of the fiscal year. The final tax character may differ substantially from this preliminary information. Distributions in the amount of $1,912 paid to holders of MRP Shares for the fiscal year ended November 30, 2018 were characterized as dividends. A portion of the distributions characterized as dividends for the fiscal years ended November 30, 2018 was eligible to be treated as qualified dividend income. This characterization is based on the Fund’s earnings and profits.

(2)

Distributions paid to common stockholders for the six months ended May 31, 2019 are characterized as dividend income (a portion of which may be eligible to be treated as qualified dividend income) until after the end of the fiscal year when the Fund can determine its earnings and profits for the full fiscal year, which include gains and losses on the sale of securities for the remainder of the fiscal year. The final tax character may differ substantially from this preliminary information.

(3)

Distributions paid to common stockholders for the fiscal year ended November 30, 2018 were characterized as either dividends (a portion of which was eligible to be treated as qualified dividend income) or distributions (long term capital gains or return of capital). This characterization is based on the Fund’s earnings and profits.

(4)	Represents offering costs incurred in connection with the merger of Kayne Anderson Energy Total Return Fund, Inc.

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED MAY 31, 2019

(amounts in 000’s)

(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES

Net increase in net assets resulting from operations	$39,452

Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:

Return of capital distributions	23,072

Distributions in excess of cost basis	361

Net realized gains (excluding foreign currency transactions)	(13,639)

Net change in unrealized gains (excluding foreign currency translations)	(29,322)

Accretion of bond discounts, net	(243)

Purchase of long-term investments	(139,833)

Proceeds from sale of long-term investments	190,755

Purchase of short-term investments, net	(14,921)

Decrease in deposits with brokers	8

Decrease in receivable for securities sold	1,110

Decrease in interest, dividends and distributions receivable	1,218

Amortization of deferred debt offering costs	357

Amortization of mandatory redeemable preferred stock offering costs	95

Decrease in other assets	57

Increase in payable for capital shares purchased	481

Increase in payable for securities purchased	6,981

Increase in investment management fee payable	6

Increase in premiums received on call option contracts written	12

Decrease in accrued directors’ fees	(17)

Decrease in accrued expenses and other liabilities	(285)

Net Cash Provided by Operating Activities	65,705

CASH FLOWS FROM FINANCING ACTIVITIES

Decrease in borrowings under credit facility	(24,000)

Shares of common stock repurchased	(18,204)

Costs associated with renewal of credit facility	(405)

Cash distributions paid to common stockholders	(23,096)

Net Cash Used in Financing Activities	(65,705)

NET CHANGE IN CASH	—

CASH — BEGINNING OF PERIOD	2,000

CASH — END OF PERIOD	$2,000

Supplemental disclosure of cash flow information:

During the six months ended May 31, 2019, interest paid related to debt obligations was $3,805.

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Six Months Ended May 31, 2019 (Unaudited)		For the Fiscal Year Ended November 30,
			2018		2017	2016

Per Share of Common Stock(1)
Net asset value, beginning of period	$12.57		$14.15		$17.41	$17.56
Net investment income (loss)(2)	(0.07)		(0.18)		0.14	(0.07)
Net realized and unrealized gains (losses)	0.87		(0.19)		(2.10)	1.43

Total income (loss) from operations	0.80		(0.37)		(1.96)	1.36

Common dividends — dividend income(3)	(0.48)		(0.10)		(0.03)	(1.50)
Common distributions — long-term capital gains(3)	—		—		—	—
Common distributions — return of capital(3)	—		(1.10)		(1.27)	—

Total dividends and distributions — common	(0.48)		(1.20)		(1.30)	(1.50)

Offering expenses associated with the issuance of common stock	—		(0.01	)(5)	—	—
Effect of shares issued in reinvestment of distributions	—		—		—	(0.01)
Effect of issuance of common stock	—		—		—	—
Effect of common stock repurchased	0.05		—		—	—

Net asset value, end of period	$12.94		$12.57		$14.15	$17.41

Market value per share of common stock, end of period	$11.22		$10.96		$12.88	$15.33

Total investment return based on common stock market value(6)	6.8	%(7)	(6.7)%		(8.7)%	12.7%
Total investment return based on net asset value(8)	7.4	%(7)	(2.6)%		(11.7)%	12.7%
Supplemental Data and Ratios(9)
Net assets applicable to common stockholders, end of period	$612,755		$614,603		$311,843	$383,557
Ratio of expenses to average net assets
Management fees(10)	1.8%		1.8%		1.7%	1.8%
Other expenses	0.3		0.4		0.4	0.5

Subtotal	2.1		2.2		2.1	2.3
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.8		1.8		1.7	3.8
Management fee waiver	—		—		—	—
Excise taxes	—		—		—	—

Total expenses	3.9%		4.0%		3.8%	6.1%

Ratio of net investment income (loss) to average net assets(2)	(1.1)%		(1.1)%		0.9%	(0.5)%
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	6.4	%(7)	(16.1)%		(11.9)%	10.3%
Portfolio turnover rate	17.3	%(7)	21.9%		25.5%	48.2%
Average net assets	$620,902		$420,605		$360,869	$314,015
Notes outstanding, end of period(11)	$200,923		$200,923		$91,000	$91,000
Credit facility outstanding, end of period(11)	$—		$24,000		$—	$—
Term loan outstanding, end of period(11)	$—		$—		$—	$27,000
Mandatory redeemable preferred stock, end of period(11)	$75,000		$75,000		$35,000	$35,000
Average shares of common stock outstanding	48,610,127		30,639,065		22,034,170	21,975,582
Asset coverage of total debt(12)	442.3%		406.6%		481.1%	454.7%
Asset coverage of total leverage (debt and preferred stock)(13)	322.1%		304.9%		347.5%	350.7%
Average amount of borrowings per share of common stock during the period(1)	$4.24		$4.39		$5.16	$4.86

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2015		2014	2013

Per Share of Common Stock(1)
Net asset value, beginning of period	$39.51		$35.75	$29.01
Net investment income (loss)(2)	0.30		(0.01)	(0.06)
Net realized and unrealized gains (losses)	(18.42)		5.61	8.61

Total income (loss) from operations	(18.12)		5.60	8.55

Common dividends — dividend income(3)	(1.68)		(1.57)	(1.15)
Common distributions — long-term capital gains(3)	(2.14)		(0.34)	(0.66)
Common distributions — return of capital(3)	—		—	—

Total dividends and distributions — common	(3.82	)(4)	(1.91)	(1.81)

Offering expenses associated with the issuance of common stock	—		—	—
Effect of shares issued in reinvestment of distributions	(0.01)		(0.02)	—
Effect of issuance of common stock	—		—	—
Effect of common stock repurchased	—		0.09	—

Net asset value, end of period	$17.56		$39.51	$35.75

Market value per share of common stock, end of period	$15.46		$35.82	$32.71

Total investment return based on common stock market value(6)	(50.2)%		15.3%	23.5%
Total investment return based on net asset value(8)	(48.7)%		16.4%	30.5%
Supplemental Data and Ratios(9)
Net assets applicable to common stockholders, end of period	$380,478		$854,257	$788,057
Ratio of expenses to average net assets
Management fees(10)	1.9%		1.7%	1.8%
Other expenses	0.2		0.2	0.2

Subtotal	2.1		1.9	2.0
Interest expense and distributions on mandatory redeemable preferred stock(2)	2.5		1.7	1.8
Management fee waiver	—		—	—
Excise taxes	0.4		—	0.1

Total expenses	5.0%		3.6%	3.9%

Ratio of net investment income (loss) to average net assets(2)	1.0%		(0.0)%	(0.2)%
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	(58.3)%		14.0%	25.9%
Portfolio turnover rate	45.3%		45.3%	49.1%
Average net assets	$672,534		$887,585	$726,248
Notes outstanding, end of period(11)	$185,000		$235,000	$205,000
Credit facility outstanding, end of period(11)	$—		$—	$50,000
Term loan outstanding, end of period(11)	$—		$46,000	$—
Mandatory redeemable preferred stock, end of period(11)	$70,000		$105,000	$65,000
Average shares of common stock outstanding	21,657,943		21,897,671	21,969,288
Asset coverage of total debt(12)	343.5%		441.4%	434.5%
Asset coverage of total leverage (debt and preferred stock)(13)	249.2%		321.3%	346.3%
Average amount of borrowings per share of common stock during the period(1)	$11.16		$12.84	$10.51

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,		For the Period November 24, 2010(14) through November 30, 2010
	2012	2011

Per Share of Common Stock(1)
Net asset value, beginning of period	$25.94	$23.80	$23.83	(15)
Net investment income (loss)(2)	0.17	0.29	(0.02)
Net realized and unrealized gains (losses)	4.64	3.12	(0.01)

Total income (loss) from operations	4.81	3.41	(0.03)

Common dividends — dividend income(3)	(1.30)	(1.20)	—
Common distributions — long-term capital gains(3)	(0.41)	—	—
Common distributions — return of capital(3)	—	—	—

Total dividends and distributions — common	(1.71)	(1.20)	—

Offering expenses associated with the issuance of common stock	—	—	—
Effect of shares issued in reinvestment of distributions	(0.03)	(0.04)	—
Effect of issuance of common stock	—	(0.03)	—
Effect of common stock repurchased	—	—	—

Net asset value, end of period	$29.01	$25.94	$23.80

Market value per share of common stock, end of period	$28.04	$22.46	$25.00

Total investment return based on common stock market value(6)	33.3%	(5.5)%	0.0	%(7)
Total investment return based on net asset value(8)	19.4%	14.7%	(0.1	)%(7)
Supplemental Data and Ratios(9)
Net assets applicable to common stockholders, end of period	$635,226	$562,044	$452,283
Ratio of expenses to average net assets
Management fees(10)	1.7%	1.6%	1.3%
Other expenses	0.3	0.3	0.3	(16)

Subtotal	2.0	1.9	1.6
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.8	1.3	—
Management fee waiver	—	(0.3)	(0.3)
Excise taxes	—	—	—

Total expenses	3.8%	2.9%	1.3%

Ratio of net investment income (loss) to average net assets(2)	0.6%	1.1%	(1.3	)%(16)
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	16.8%	13.4%	(0.1	)%(7)
Portfolio turnover rate	67.6%	74.1%	0.0	%(7)
Average net assets	$620,902	$537,044	$452,775
Notes outstanding, end of period(11)	$165,000	$115,000	$—
Credit facility outstanding, end of period(11)	$48,000	$45,000	$—
Term loan outstanding, end of period(11)	$—	$—	$—
Mandatory redeemable preferred stock, end of period(11)	$65,000	$35,000	$—
Average shares of common stock outstanding	21,794,596	21,273,512	19,004,000
Asset coverage of total debt(12)	428.7%	473.2%	—
Asset coverage of total leverage (debt and preferred stock)(13)	328.5%	388.2%	—
Average amount of borrowings per share of common stock during the period(1)	$8.85	$6.50	—

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Based on average shares of common stock outstanding.

(2)	Distributions on the Fund’s MRP Shares are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(3)

The actual characterization of the distributions made during the six months ended May 31, 2019 will not be determinable until after the end of the fiscal year when the Fund can determine its actual earnings and profits for the full fiscal year (which include gains and losses on the sale of securities for the remainder of the fiscal year) and may differ substantially from this preliminary information. The information presented for each of the other periods is a characterization of the total distributions paid to the common stockholders as either dividend income (a portion of which was eligible to be treated as qualified dividend income) or distributions (long-term capital gains or return of capital) and is based on the Fund’s earnings and profits.

(4)	Includes special distribution of $1.80 per share paid in July 2015.

(5)	Represents offering costs incurred in connection with the merger of Kayne Anderson Energy Total Return Fund, Inc.

(6)

Total investment return based on market value is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

(7)	Not annualized.

(8)

Total investment return based on net asset value is calculated assuming a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

(9)	Unless otherwise noted, ratios are annualized.

(10)	Ratio reflects total management fee before waiver, if any.

(11)	Principal/liquidation value.

(12)

Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value) or any other senior securities representing indebtedness and MRP Shares (liquidation value) divided by the aggregate amount of Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it incur additional indebtedness if at the time of such declaration or incurrence its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the Credit Facility and the Term Loan are considered senior securities representing indebtedness.

(13)

Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value), any other senior securities representing indebtedness and MRP Shares divided by the aggregate amount of Notes, any other senior securities representing indebtedness and MRP Shares (liquidation value). Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Fund, under the terms of its MRP Shares, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%. For purposes of these asset coverage ratio tests, the Credit Facility and the Term Loan are considered senior securities representing indebtedness.

(14)	Commencement of operations.

(15)	Initial public offering price of $25.00 per share less underwriting discounts of $1.125 per share and offering costs of $0.05 per share.

(16)

For purposes of annualizing other expenses of the Fund, professional fees and reports to stockholders are fees associated with the annual audit and annual report and therefore have not been annualized.

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

1.	Organization

Kayne Anderson Midstream/Energy Fund, Inc. (the “Fund” or “KMF”) was organized as a Maryland corporation on August 26, 2010 and commenced operations on November 24, 2010. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end investment management company. The Fund’s investment objective is to provide a high level of return with an emphasis on making quarterly cash distributions to its stockholders. The Fund seeks to achieve that investment objective by investing at least 80% of its total assets in the securities of companies in the Midstream/Energy Sector, consisting of (a) Midstream MLPs, (b) Midstream Companies, (c) Other MLPs and (d) Other Energy Companies. The Fund’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KMF.”

On August 6, 2018, KMF completed its merger with Kayne Anderson Energy Total Return Fund, Inc. (“KYE”). Pursuant to the terms of the merger agreement approved by stockholders of KYE, KMF acquired all of the net assets of KYE in exchange for an equal net asset value of newly issued KMF common stock. The merger qualified as a tax-free reorganization under Section 368(a) of the Internal Revenue Code.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies that the Fund uses to prepare its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 — “Financial Services — Investment Companies.”

A. Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

C. Calculation of Net Asset Value — The Fund determines its net asset value on a daily basis and reports its net asset value on its website. Net asset value is computed by dividing the value of the Fund’s assets (including accrued interest and distributions), less all of its liabilities (including accrued expenses, distributions payable and any indebtedness) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

D. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service or, if such prices are not available or in the judgment of KA Fund Advisors LLC (“KAFA”) such prices are stale or do not represent fair value, by an independent broker. For debt securities that are considered bank loans, the fair market value is determined by using the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

When price quotes for securities are not available, or such prices are stale or do not represent fair value in the judgment of KAFA, fair market value will be determined using the Fund’s valuation process for securities that are privately issued or otherwise restricted as to resale.

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Fund may hold securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any security for which (a) reliable market quotations are not available in the judgment of KAFA, or (b) the independent pricing service or independent broker does not provide prices or provides a price that in the judgment of KAFA is stale or does not represent fair value, each shall be valued in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•

Investment Team Valuation.    The applicable investments are valued by senior professionals of KAFA who are responsible for the portfolio investments. The investments will be valued monthly, with new investments valued at the time such investment was made.

•

Investment Team Valuation Documentation.    Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations and supporting documentation are submitted to the Valuation Committee (a committee of the Fund’s Board of Directors) and the Board of Directors on a quarterly basis.

•

Valuation Committee.    The Valuation Committee meets to consider the valuations submitted by KAFA at the end of each quarter. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•

Valuation Firm.    Quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities, unless the aggregate fair value of such security is less than 0.1% of total assets.

•

Board of Directors Determination.    The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

As of May 31, 2019, the Fund held 2.5% of its net assets applicable to common stockholders (1.7% of total assets) in securities that were fair valued pursuant to the procedures adopted by the Board of Directors (Level 3 securities). The aggregate fair value of these securities at May 31, 2019 was $15,526. See Note 3 — Fair Value and Note 7 — Restricted Securities.

E. Derivative Financial Instruments — The Fund may utilize derivative financial instruments in its operations.

Interest rate swap contracts. The Fund may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Fund’s leverage. Such interest rate swaps would principally be used to protect the Fund against higher costs on its leverage resulting from increases in interest rates. The Fund does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Fund may use for hedging purposes may expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Fund. In addition, if the counterparty to an interest rate swap defaults, the Fund would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Fund generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. See Note 8 —Derivative Financial Instruments.

Option contracts. The Fund is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Fund may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Fund would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchased call option. The Fund may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Fund.

The Fund may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. If the Fund writes a call option on a security, the Fund has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Fund will only write call options on securities that the Fund holds in its portfolio (i.e., covered calls).

When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. If the Fund repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

F. Security Transactions — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are calculated using the specific identification cost basis method for GAAP purposes. For tax purposes, the Fund utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

G. Return of Capital Estimates — Dividends and distributions received from the Fund’s investments in MLPs and Midstream Companies generally are comprised of income and return of capital. Payments made by MLPs (and other entities treated as partnerships for federal income tax purposes) are categorized as “distributions” and payments made by corporations are categorized as “dividends.” At the time such dividends and distributions are received, the Fund estimates the amount of such payments that is considered investment income and the amount that is considered a return of capital. The Fund estimates the return of capital portion of distributions received from its MLP investments based on historical information available from the investments. The Fund estimates the return of capital portion of dividends received from Midstream Companies based on information provided by each investment. Return of capital estimates are adjusted to actual in the subsequent fiscal year when final tax reporting information related to the Fund’s investments is received.

The return of capital portion of the distributions is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and net change in unrealized gains (losses). If the distributions received by the Fund exceed its cost basis (i.e. its cost basis has been reduced to zero), the distributions are treated as realized gains.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The Fund includes all distributions received on its Statement of Operations and reduces its investment income by (i) the estimated return of capital and (ii) the distributions in excess of cost basis, if any. For the three and six months ended May 31, 2019, the Fund estimated $11,954 and $23,072, respectively, of return of capital and $361 of distributions that were in excess of cost basis for each period.

In accordance with GAAP, the return of capital cost basis reductions for the Fund’s MLP investments are limited to the total amount of the cash distributions received from such investments. For income tax purposes, the cost basis reductions for the Fund’s MLP investments typically exceed cash distributions received from such investments due to allocated losses from these investments.

The following table sets forth the Fund’s estimated return of capital portion of the dividends and distributions received from its investments.

	For the Three Months Ended May 31, 2019	For the Six Months Ended May 31, 2019

Dividends from investments	$11,144	$21,936

Distributions from investments	4,337	9,213

Total dividends and distributions from investments (before foreign taxes withheld of $260 and $531, respectively, and excluding distributions in excess of cost basis)	$15,481	$31,149

Dividends — % return of capital	76%	69%

Distributions — % return of capital	79%	86%

Total dividends and distributions — % return of capital	77%	74%

Return of capital — attributable to net realized gains (losses)	$2,860	$3,305

Return of capital — attributable to net change in unrealized gains (losses)	9,094	19,767

Total return of capital	$11,954	$23,072

For the six months ended May 31, 2019, the Fund estimated the return of capital portion of dividends and distributions received to be $20,331 (65%). During the second quarter of fiscal 2019, the Fund increased its return of capital estimate for the year by $2,741 due to 2018 tax reporting information received by the Fund in fiscal 2019. As a result, the return of capital percentage for the six months ended May 31, 2019 was 74%. In addition, for the six months ended May 31, 2019, the Fund estimated the cash distributions received that were in excess of cost basis to be $229. Distributions in excess of cost basis for the six months ended May 31, 2019 were increased by $132 due to 2018 tax reporting information received by the Fund in fiscal 2019.

H. Investment Income — The Fund records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with payment in-kind interest, the Fund will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established.

Many of the debt securities that the Fund holds were purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments can be found

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

in the Fund’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security, which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Fund discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Fund may receive paid-in-kind and non-cash dividends and distributions in the form of additional units or shares from its investments. For paid-in-kind dividends, the additional units are not reflected in investment income during the period received, but are recorded as unrealized gains upon receipt. Non-cash distributions are reflected in investment income because the Fund has the option to receive its distribution in cash or in additional shares or units of the security. During the six months ended May 31, 2019, the Fund did not receive any paid-in-kind dividends or non-cash distributions.

I. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to holders of MRP Shares are accrued on a daily basis. As required by the Distinguishing Liabilities from Equity topic of the FASB Accounting Standards Codification (ASC 480), the Fund includes the accrued distributions on its MRP Shares as an operating expense due to the fixed term of this obligation. For tax purposes the payments made to the holders of the Fund’s MRP Shares are treated as dividends or distributions.

The characterization of the distributions paid to holders of MRP Shares and common stock as either dividend income (eligible to be treated as qualified dividend income) or distributions (long-term capital gains or return of capital) is determined after the end of the fiscal year based on the Fund’s actual earnings and profits and, therefore, the characterization may differ from preliminary estimates.

J. Partnership Accounting Policy — The Fund records its pro-rata share of the income (loss) to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

K. Taxes — It is the Fund’s intention to continue to be treated as and to qualify each year for special tax treatment afforded a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As long as the Fund meets certain requirements that govern its sources of income, diversification of assets and timely distribution of earnings to stockholders, the Fund will not be subject to U.S. federal income tax.

The Fund must pay distributions equal to 90% of its investment company taxable income (ordinary income and short-term capital gains) to qualify as a RIC and it must distribute all of its taxable income (ordinary income, short-term capital gains and long-term capital gains) to avoid federal income taxes. The Fund will be subject to federal income tax on any undistributed portion of income. For purposes of the distribution test, the Fund may elect to treat as paid on the last day of its taxable year all or part of any distributions that are declared after the end of its taxable year if such distributions are declared before the due date of its tax return, including any extensions (August 15th). See Note 6 — Taxes.

All RICs are subject to a non-deductible 4% excise tax on income that is not distributed on a timely basis in accordance with the calendar year distribution requirements. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98.2% of its net capital gains for the one-year period ending on November 30, the last day of our taxable year, and (iii) undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December, payable to stockholders of record on a date during such months and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received by stockholders on December 31 of the year the distributions are declared, rather than when the distributions are actually received.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The Fund will be liable for the excise tax on the amount by which it does not meet the distribution requirement and will accrue an excise tax liability at the time that the liability is estimable and probable.

Dividend income received by the Fund from sources within Canada is subject to a 15% foreign withholding tax. Interest income on Canadian corporate debt obligations should generally be exempt from withholding tax on interest, with a few exceptions (e.g., a profit participating debt interest).

The Accounting for Uncertainty in Income Taxes Topic of the FASB Accounting Standards Codification (ASC 740) defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50% likely to be realized.

The Fund utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. Tax years subsequent to fiscal year 2014 remain open and subject to examination by federal and state tax authorities.

L. Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity and debt securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. dollar equivalent of such amounts on the payment date.

Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Fund’s books from the value of the assets and liabilities (other than investments) on the valuation date.

M. Indemnifications — Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

N. Offering and Debt Issuance Costs — Offering costs incurred by the Fund related to the issuance of its common stock reduce additional paid-in-capital when the stock is issued. Costs incurred by the Fund related to the issuance of its debt (revolving credit facility, term loan or notes) or its preferred stock are capitalized and amortized over the period the debt or preferred stock is outstanding.

For the purpose of calculating the Fund’s asset coverage ratios pursuant to the 1940 Act, deferred issuance costs are not deducted from the carrying value of Notes and MRP Shares.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

O. Regulation S-X Amendments — On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Fund has adopted the amendments pertinent to Regulation S-X in this report. The amendments impacted certain disclosure presentation on the Statement of Assets and Liabilities, Statement of Changes in Net Assets and notes to the financial statements.

3.	Fair Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (ASC 820) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Fund has performed an analysis of all assets and liabilities measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Fund obtains from independent, third-party sources. Unobservable inputs are developed by the Fund based on its own assumptions of how market participants would value an asset or a liability.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Fund has access at the date of measurement.

•

Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Fund’s assets and liabilities measured at fair value on a recurring basis at May 31, 2019, and the Fund presents these assets and liabilities by security type and description on its Schedule of Investments. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)		Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$868,231	$837,114	$15,591	(1)	$15,526
Debt investments	9,589	—	9,589		—
Short-term investments	16,808	16,808	—		—

Total assets at fair value	$894,628	$853,922	$25,180		$15,526

Liabilities at Fair Value
Call option contracts written	$39	$—	$39		$—

(1)

The Fund’s investment in Plains AAP, L.P. (“PAGP-AAP”) is exchangeable on a one-for-one basis into either Plains GP Holdings, L.P. (“PAGP”) shares or Plains All American Pipeline, L.P. (“PAA”) units at the

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Fund’s option. The Fund values its PAGP-AAP investment on an “as exchanged” basis based on the higher public market value of either PAGP or PAA. As of May 31, 2019, the Fund’s PAGP-AAP investment is valued at PAA’s closing price. The Fund categorizes its investment as a Level 2 security for fair value reporting purposes.

As of May 31, 2019, the Fund had Notes outstanding with aggregate principal amount of $200,923 and 3,000,000 shares of MRP Shares outstanding with a total liquidation value of $75,000. The Notes and MRP Shares were issued in private placements to institutional investors and are not listed on any exchange or automated quotation system. See Note 11 — Notes and Note 12 — Preferred Stock. As a result, the Fund categorizes the Notes and MRP Shares as Level 3 securities and determines the fair value of these instruments based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure.

The Fund records the Notes and MRP Shares on its Statement of Assets and Liabilities at principal amount or liquidation value. As of May 31, 2019, the estimated fair values of these leverage instruments are as follows.

Security	Principal Amount/ Liquidation Value	Fair Value
Notes	$200,923	$205,200
MRP Shares	$75,000	$74,700

The following table presents the Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three and six months ended May 31, 2019.

Three Months Ended May 31, 2019	Equity Investments
Balance — February 28, 2019	$40,816
Purchases	9,850
Sales	(35,594)
Realized gains (losses)	17,640
Change in unrealized gains (losses), net	(17,186)

Balance — May 31, 2019	$15,526

Net change in unrealized gain (loss) of investments still held at May 31, 2019	$694

Six Months Ended May 31, 2019	Equity Investments
Balance — November 30, 2018	$35,455
Purchases	9,850
Sales	(35,594)
Transfers in from Level 2	5,361
Realized gains (losses)	17,640
Change in unrealized gains (losses), net	(17,186)

Balance — May 31, 2019	$15,526

Net change in unrealized gain (loss) of investments still held at May 31, 2019	$694

The purchase of $9,850 relates to the Fund’s investments in EQM Midstream Partners, LP, Series A Convertible Preferred Units (“EQM Convertible Preferred”) in the second quarter of 2019. Sales of $35,594 relates to the redemption of the Fund’s investment in Capital Product Partners L.P. (“CPLP”) Class B Units ($35,455) and partial sale of Jupiter Resources Inc. (“Jupiter”) shares ($139) during the second quarter of 2019. In connection with the redemption of the CPLP Class B Units, the Fund realized a gain of $17,880. The Fund realized a $240 loss from the partial sale of Jupiter shares. These realized gains/(losses) are included on the Fund’s Statement of Operations — Net Realized Gains (Losses). The $5,361 transfer in from Level 2 relates to the Fund’s investment in a senior unsecured note issued by Jupiter Resources Inc. (Level 2). On December 19, 2018, the Fund exchanged this debt

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

investment for Jupiter Resources Inc. common stock as part of a recapitalization transaction. The common stock investment in Jupiter Resources Inc. is not traded and is considered a Level 3 security. The Fund utilizes the beginning of reporting period method for determining transfers between levels.

The $17,186 decrease in unrealized gains (net) for the three and six months ended May 31, 2019 relates to all investments that were held during the period. The Fund includes these unrealized gains and losses on the Statement of Operations — Net Change in Unrealized Gains (Losses).

Valuation Techniques and Unobservable Inputs

Unless otherwise determined by the Board of Directors, the Fund values its private investments in public equity (“PIPE”) investments that are convertible into or otherwise will become publicly-tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. This discount is initially equal to the discount negotiated at the time the Fund agrees to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

The Fund owns convertible preferred units of EQM Midstream Partners, LP (“EQM”). The convertible preferred units will be convertible on a one-for-one basis into common units and are senior to the underlying common units in terms of liquidation preference and priority of distributions. The Fund’s Board of Directors has determined that it is appropriate to value these convertible preferred units using a convertible pricing model. This model takes into account the attributes of the convertible preferred units, including the preferred dividend, conversion ratio and call features, to determine the estimated value of such units. In using this model, the Fund estimates (i) the credit spread for the convertible preferred units, which is based on the credit spread of the partnership’s unsecured notes, and (ii) the expected volatility for the underlying common units, which is based on historical volatility, as well as implied volatility derived from traded options. For this security, if the resulting price for the convertible preferred units is less than the public market price for the underlying common units at such time, the public market price for the common units will be used to value the convertible preferred units.

The Fund made an initial investment in Jupiter Resources Inc. (“Jupiter”) 8.50% senior unsecured notes due October 1, 2022 upon their issuance in September of 2014. On December 19, 2018, Jupiter completed a recapitalization transaction. As a result of the reorganization, the Fund received 1,261,366 common shares of Jupiter that were issued at a price of $4.25 per share. The common shares are not publicly traded. During the second quarter of fiscal 2019, the Fund sold 32,727 shares at a price of $4.25 per share for proceeds of $139.

The Fund’s investment in Jupiter is valued using a combination of the following valuation techniques: (i) an analysis of valuations for publicly traded companies in a similar line of business (“public company analysis”) and (ii) an analysis of the net asset value of the company (“NAV analysis”). In addition to these valuation techniques, the Fund considers any trading activity in Jupiter’s equity when determining its valuation for its investment.

The public company analysis utilizes valuation ratios (commonly referred to as trading multiples) for publicly traded companies in a similar line of business as the portfolio company to estimate the fair value of such portfolio company (“public peers”). The Fund’s analysis focuses on the ratio of enterprise value (“EV”) to earnings before interest expense, income tax expense, depreciation and amortization (“EBITDA”) which is referred to as an EV/EBITDA multiple. For this analysis, the Fund utilizes projections provided by external sources as well as internally developed estimates. The analysis focuses on EBITDA projections for the current calendar year. Based on this data, the Fund selects a range of multiples given the trading multiples of similar publicly traded companies and applies such multiples to the portfolio company’s EBITDA to estimate the portfolio company’s enterprise value and equity value. When calculating these values, the Fund applies a discount to the portfolio company’s estimated equity value for the lack of marketability in the portfolio company’s securities.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The NAV analysis is derived using projected cash flows for the company’s proved developed producing (“PDP”) reserves as well as its proved undeveloped reserves and undeveloped acreage. These cash flows are discounted back to present value to determine the value of the company’s assets (including cash-on-hand and the value of any commodity price hedges). For this analysis, the projections are based on internally developed projections. Further, the cash flows attributable to the company’s PDP reserves are discounted at a 10% rate and the cash flows attributable to undeveloped reserves/acreage (net of associated capital expenditures) are discounted at a 20% rate. This value is then reduced by the company’s debt and other liabilities to determine Jupiter’s equity value, or net asset value. When calculating these values, the Fund applies a discount of 20% based on the trading prices of public peers relative to their estimated net asset values.

Under these valuation techniques, the Fund estimates the operating results of Jupiter (including EBITDA). These estimates utilize unobservable inputs such as historical operating results, which may be unaudited, and projected operating results, which will be based on operating assumptions for the company. These estimates will be sensitive to changes in assumptions specific to Jupiter as well as general assumptions for the industry. Other unobservable inputs utilized in the valuation techniques outlined above include: selection of publicly-traded companies, selected ranges for valuation multiples and selection of discount rates.

Changes in EBITDA multiples, or discount rates, each in isolation, may change the fair value of the Fund’s investment. Generally, a decrease in EBITDA multiples, or an increase in discount rates will result in a decrease in the fair value of the Fund’s investment.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of the Fund’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize.

The following table summarizes the significant unobservable inputs that the Fund used to value its portfolio investments categorized as Level 3 as of May 31, 2019:

Quantitative Table for Valuation Techniques

				Range
Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Low	High	Average
EQM	$10,919	- Convertible pricing module	- Credit spread	5.0%	5.5%	5.3%
Convertible Preferred Units			- Volatility	25.0%	30.0%	27.5%

Jupiter Resources Inc. Common Shares	4,607	- Public company analysis	- Selected valuation multiples: EV / 2019E EBITDA	4.3x	4.8x	4.5x
			EV / 2020 EBITDA	4.8x	5.2x	5.0x
			- Discount for marketability	15.0%	25.0%	20.0%
		- NAV analysis	- Discount rate	10.0%	20.0%	15.0%
			- Price to NAV discount	20.0%	20.0%	20.0%

Total	$15,526

4.	Concentration of Risk

The Fund’s investments are concentrated in the energy sector. The focus of the Fund’s portfolio within the energy sector may present more risks than if the Fund’s portfolio were broadly diversified across numerous sectors of the economy. A downturn in the energy sector would have a larger impact on the Fund than on an investment company that does not focus on the energy sector. The performance of securities in the energy sector may lag the performance of other industries or the broader market as a whole. Additionally, to the extent that the Fund invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Fund

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence. At May 31, 2019, the Fund had the following investment concentrations:

Category	Percent of Long-Term Investments
Securities of Energy Companies(1)	100.0%
Equity securities	98.9%
Debt securities	1.1%
Securities of MLPs(1)	24.5%
Largest single issuer	8.9%
Restricted securities	3.8%

(1)	Refer to the “Glossary of Key Terms” for the definitions of Energy Companies and MLPs.

5.	Agreements and Affiliations

A. Administration Agreement — On August 1, 2018, in connection with its merger with KYE, the Fund entered into an amended administration and accounting agreement with Ultimus Fund Solutions, LLC (“Ultimus”). Pursuant to the agreement, Ultimus will continue to provide certain administrative and accounting services for the Fund. The agreement has an initial term of three years and automatic one-year renewals unless earlier terminated by either party as provided under the terms of the agreement.

B. Investment Management Agreement — The Fund has entered into an investment management agreement with KA Fund Advisors, LLC (“KAFA”) under which KAFA, subject to the overall supervision of the Fund’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Fund. On March 27, 2019, the Fund renewed its investment management agreement with KAFA for a period of one year. The investment management agreement will expire on March 31, 2020 and may be renewed annually thereafter upon approval of the Fund’s Board of Directors (including a majority of the Fund’s directors who are not “interested persons” of the Fund, as such term is defined in the 1940 Act). For providing these services, KAFA receives an investment management fee from the Fund. For the six months ended May 31, 2019, the Fund paid management fees at an annual rate of 1.25% of the average monthly total assets of the Fund.

For purposes of calculating the management fee, the “average total assets” for each monthly period are determined by averaging the total assets at the last business day of that month with the total assets at the last business day of the prior month. The total assets of the Fund shall be equal to its average monthly gross asset value (which includes assets attributable to the Fund’s use of debt and preferred stock), minus the sum of the Fund’s accrued and unpaid dividends and distributions on any outstanding common stock and accrued and unpaid dividends and distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Fund). Liabilities associated with borrowing or leverage include the principal amount of any debt issued by the Fund, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Fund.

D. Portfolio Companies — From time to time, the Fund may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if the Fund and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Fund and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Fund’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The Fund believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Fund invests. The Fund also notes that the Securities and Exchange Commission (the “SEC”) staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Fund believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Fund holds in certain limited partnerships to be voting securities. If such a determination were made, the Fund may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Fund holds as a voting security, the Fund considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Fund generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Fund has treated those securities as voting securities. If the Fund does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Fund and its affiliates own more than 25% of the outstanding securities of such partnership. Additionally, certain partnership agreements give common unitholders the right to elect the partnership’s board of directors, but limit the amount of voting securities any limited partner can hold to no more than 4.9% of the partnership’s outstanding voting securities (i.e., any amounts held in excess of such limit by a limited partner do not have voting rights). In such instances, the Fund does not consider itself to be an affiliate if it owns more than 5% of such partnership’s common units.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Fund owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Fund will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Fund or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Fund cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Fund were allowed to engage in such a transaction, that the terms would be more or as favorable to the Fund or any company that it controls as those that could be obtained in an arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Fund or on the type of investments that it could make.

Plains AAP, L.P., and Plains GP Holdings, L.P. — Robert V. Sinnott is Co-Chairman of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director of PAA GP Holdings LLC, which is the general partner of Plains GP Holdings, L.P. (“PAGP”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP own PAGP shares, PAA units and interests in Plains AAP, L.P. (“PAGP-AAP”). The Fund believes that it is an affiliate of PAGP and PAGP-AAP under the 1940 Act by virtue of (i) the Fund’s and other affiliated Kayne Anderson funds’ ownership interest in PAGP and PAGP-AAP and (ii) Mr. Sinnott’s participation on the board of PAA GP Holdings LLC.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The following table summarizes the Fund’s investments in affiliates as of and for the three and six months ended May 31, 2019:

	No. of Shares/ Units(2) (in 000’s)	Value	Dividends/ Distributions Received		Net Change in Unrealized Gains (Losses)
Investment(1)			Three Months Ended	Six Months Ended	Three Months Ended	Six Months Ended
Plains GP Holdings, L.P.	2,205	$49,664	$795	$1,456	$(683)	$2,316
Plains GP Holdings, L.P. — Plains AAP, L.P.	690	15,591	248	455	(823)	(402)

Total		$65,255	$1,043	$1,911	$(1,506)	$1,914

(1)	See Schedule of Investments for investment classifications.
(2)	During the six months ended May 31, 2019, there were no sales of PAGP or PAGP-AAP and the Fund made no purchases of any affiliates during the second quarter of 2019.

6.	Taxes

It is the Fund’s intention to continue to be treated as and to qualify as a RIC under Subchapter M of the Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements. See Note 2 — Significant Accounting Policies.

Income and capital gain distributions made by RICs often differ from GAAP basis net investment income (loss) and net realized gains (losses). For the Fund, the principal reason for these differences is the return of capital treatment of dividends and distributions from MLPs and certain other of its investments. Net investment income and net realized gains for GAAP purposes may differ from taxable income for federal income tax purposes.

As of May 31, 2019, the principal temporary differences between income for GAAP purposes and taxable income were (a) realized losses that were recognized for GAAP purposes, but disallowed for tax purposes due to wash sale rules; (b) disallowed partnership losses related to the Fund’s MLP investments; and (c) other basis adjustments in the Fund’s MLPs and other investments.

For the fiscal year ended November 30, 2018, the tax character of the total $34,494 distributions paid to common stockholders was $2,884 of dividend income and $31,610 of return of capital. The tax character of the total $1,912 distributions paid to holders of MRP shares was dividend income.

For purposes of determining the tax character of the dividends/distributions to investors, the amounts in excess of the Fund’s earnings and profits for federal income tax purposes are treated as a return of capital. Earnings and profits differ from taxable income due principally to adjustments related to the Fund’s investments in MLPs.

As a result of the 2017 Tax Cuts and Jobs Act (the “Tax Reform Bill”) the Fund may have a limitation on the deductibility of net interest expense. To the extent the Fund’s deductions are limited in any given year, the Fund will be able to utilize such deductions in future periods if it has sufficient taxable income.

The Fund acquired all of the net assets of KYE on August 6, 2018 in a tax-free reorganization under Section 368(a) of the Internal Revenue Code. For certain tax purposes, due to its larger market value at the time of the merger, KYE was determined to be the technical tax acquirer. As of the merger date, KYE and KMF had capital loss carryforwards of $120,101 and $130,791, respectively. As KYE is the technical tax acquirer, KYE’s capital loss carryforwards can be carried forward indefinitely and generally should not be limited as a result of the merger with KMF. Regulations under Section 382 of the Internal Revenue Code (“Section 382”) limit the

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

amount of capital gains that can be offset by KMF’s capital loss carryforward to $8,533, annually, until all of KMF’s loss carryforwards are fully utilized. As of the merger date, KMF had $38,230 of unrealized built-in gains for tax purposes. In addition to the Section 382 annual limitation, the Fund will be able to utilize KMF’s capital loss carryforwards up to the amount of built-in gains that are realized.

Under the Regulated Investment Company Modernization Act of 2010, any net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.

At May 31, 2019, the cost basis of investments for federal income tax purposes was $883,459, and the premiums received on outstanding option contracts written were $41. At May 31, 2019, gross unrealized appreciation and depreciation of investments and options, if any, for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options, if any)	$106,283
Gross unrealized depreciation of investments (including options, if any)	(95,112)

Net unrealized appreciation of investments before foreign currency related translations	11,171
Unrealized depreciation on foreign currency related translations	(11)

Net unrealized appreciation of investments	$11,160

7.	Restricted Securities

From time to time, the Fund’s ability to sell certain of its investments is subject to certain legal or contractual restrictions. For instance, private investments that are not registered under the Securities Act of 1933, as amended (the “Securities Act”), cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Fund’s investments have restrictions such as lock-up agreements that preclude the Fund from offering these securities for public sale.

At May 31, 2019, the Fund held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units, Principal ($) (in 000s)	Cost Basis (GAAP)	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 2 Investments
Equity Investments
Plains GP Holdings, L.P. — Plains AAP, L.P.(1)	(2)	(3)	690	$2,621	$15,591	$22.61	2.6%	1.8%
Senior Notes(4)
Epic Crude Services L.P.	2/27/19	(5)	2,000	1,980	1,978	n/a	0.3	0.2

Total				$4,601	$17,569		2.9%	2.0%

Level 3 Investments(6)
Equity Investments
EQM Midstream Partners, LP
Convertible Preferred Units	4/10/19	(7)	205	$9,850	$10,919	$53.25	1.8%	1.2%
Jupiter Resources, Inc.	(8)	(5)	1,229	14,230	4,607	3.75	0.7	0.5

Total				24,080	15,526		2.5	1.7

Total of all restricted investments				$28,681	$33,095		5.4%	3.7%

(1)

The Fund values its investment in Plains AAP, L.P. (“PAGP-AAP”) on an “as exchanged” basis based on the higher public market value of either Plains GP Holdings, L.P. (“PAGP”) or Plains All American, L.P. (“PAA”). As of May 31, 2019, the Fund’s PAGP-AAP investment is valued at PAA’s closing price. See Note 3 — Fair Value.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

(2)	Security was acquired at various dates in current and/or prior fiscal years.

(3)	The Fund’s investment in PAGP-AAP is exchangeable on a one-for-one basis into either PAGP shares or PAA units at the Fund’s option. Upon exchange, the PAGP shares or PAA units will be freely tradable.

(4)

These securities have a fair market value determined by the mean of the bid and ask prices provided by an agent or a syndicate bank, a principal market maker, an independent pricing service or an independent broker as more fully described in Note 2 — Significant Accounting Policies. These securities have limited trading volume and are not listed on a national exchange.

(5)	Unregistered security of a private company.

(6)	Securities are valued using inputs reflecting the Fund’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

(7)	Unregistered or restricted security of a publicly-traded company.

(8)	On December 28, 2018, as part of a recapitalization transaction, the Fund received shares from Jupiter Resources Inc.

8.	Derivative Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (ASC 815), the following are the derivative instruments and hedging activities of the Fund. See Note 2 — Significant Accounting Policies.

Option Contracts — Based on the notional amount, the Fund has written a monthly average of $11,233 of call options during the six months ended May 31, 2019.

Interest Rate Swap Contracts — As of May 31, 2019, the Fund did not have any interest rate swap contracts outstanding.

The following table sets forth the fair value of the Fund’s derivative instruments on the Statement of Assets and Liabilities:

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value as of May 31, 2019
Call options written	Call option contracts written	$(39)

The following tables set forth the effect of the Fund’s derivative instruments on the Statement of Operations:

		For the Three Months Ended May 31, 2019
Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	Net Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options written	Options	$312	$(18)

		For the Six Months Ended May 31, 2019
Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	Net Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options written	Options	$552	$3

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

9.	Investment Transactions

For the six months ended May 31, 2019, the Fund purchased and sold securities in the amounts of $139,833 and $190,755 (excluding short-term investments and options).

10.	Credit Facility and Term Loan

On February 8, 2019, the Fund amended and extended its unsecured revolving credit facility (the “Credit Facility”) that was scheduled to mature on February 15, 2019. The Credit Facility has a 364-day term, maturing on February 7, 2020 and a total commitment amount of $100,000. The interest rate on outstanding borrowings under the Credit Facility may vary between LIBOR plus 1.30% and LIBOR plus 1.95%, depending on the Fund’s asset coverage ratios. The Fund pays a fee of 0.20% per annum on any unused amounts of the Credit Facility. In connection with the renewal and increase in size of the Credit Facility by $25,000, the Fund terminated its existing $35,000 unsecured revolving term loan facility that was scheduled to mature on July 25, 2019.

For the six months ended May 31, 2019, the average amount outstanding under the Credit Facility was $5,253 with a weighted average rate of 3.77%. As of May 31, 2019, the Fund had no outstanding borrowings under the Credit Facility.

As of May 31, 2019, the Fund was in compliance with all financial and operational covenants required by the Credit Facility. See Financial Highlights for the Fund’s asset coverage ratios under the 1940 Act.

11.	Notes

At May 31, 2019, the Fund had $200,923 aggregate principal amount of Notes outstanding. The table below sets forth the key terms of each series of Notes outstanding at May 31, 2019.

Series	Principal Outstanding May 31, 2019	Unamortized Issuance Costs	Estimated Fair Value May 31, 2019	Fixed Interest Rate	Maturity
C	$21,000	$50	$21,600	4.00%	3/22/22
D	40,000	141	40,500	3.34%	5/1/23
E	30,000	80	30,400	3.46%	7/30/21
G	24,538	34	24,500	3.07%	8/8/20
H	42,308	144	43,600	3.72%	8/8/23
I	38,077	160	39,500	3.82%	8/8/25
J	5,000	1	5,100	3.36%	10/7/21

	$200,923	$610	$205,200

Holders of the Series C, D and E Notes are entitled to receive cash interest payments semi-annually (on March 3 and September 3) at the fixed rate. Holders of the Series G, H, I and J Notes are entitled to receive cash interest payments semi-annually (on February 13 and August 13) at the fixed rate. As of May 31, 2019, the weighted average interest rate on the outstanding Notes was 3.57%.

As of May 31, 2019, each series of Notes was rated “AAA” by FitchRatings. In the event the credit rating on any series of Notes falls below “A-”, the interest rate on such series will increase by 1% during the period of time such series is rated below “A-”. The Fund is required to maintain a current rating from one rating agency with respect to each series of Notes and is prohibited from having any rating of less than investment grade (“BBB-”) with respect to each series of Notes.

The Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Notes contain various covenants related to other indebtedness,

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

liens and limits on the Fund’s overall leverage. Under the 1940 Act and the terms of the Notes, the Fund may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to senior securities representing indebtedness (including the Notes) would be less than 300%.

The Notes are redeemable in certain circumstances at the option of the Fund. The Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Fund fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline, or fails to cure a deficiency as stated in the Fund’s rating agency guidelines in a timely manner.

The Notes are unsecured obligations of the Fund and, upon liquidation, dissolution or winding up of the Fund, will rank: (1) senior to all of the Fund’s outstanding preferred shares; (2) senior to all of the Fund’s outstanding common shares; (3) on a parity with any unsecured creditors of the Fund and any unsecured senior securities representing indebtedness of the Fund; and (4) junior to any secured creditors of the Fund.

At May 31, 2019, the Fund was in compliance with all covenants under the Notes agreements.

12.	Preferred Stock

At May 31, 2019, the Fund had 3,000,000 shares of MRP Shares outstanding, with a total liquidation value of $75,000 ($25.00 per share). The table below sets forth the key terms of each series of MRP Shares outstanding at May 31, 2019.

Series	Liquidation Value May 31, 2019	Unamortized Issuance Costs	Estimated Fair Value May 31, 2019	Rate	Mandatory Redemption Date
C	$35,000	$151	$35,000	4.06%	7/30/21
D	20,000	153	19,700	3.36%	9/7/21
E	20,000	295	20,000	4.07%	12/1/24

	$75,000	$599	$74,700

Holders of the MRP Shares are entitled to receive cumulative cash dividend payments on the first business day following each quarterly period (February 28, May 31, August 31 and November 30).

As of May 31, 2019, the Fund’s series C, D and E MRP Shares were rated “A” by FitchRatings. The dividend rate on the Fund’s MRP Shares will increase between 0.5% and 4.0% if the credit rating is downgraded below “A” by FitchRatings. Further, the annual dividend rate for all series of MRP Shares will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Fund fails to make quarterly dividend or certain other payments. The Fund is required to maintain a current rating from one rating agency with respect to each series of MRP Shares.

The MRP Shares rank senior to all of the Fund’s outstanding common shares and on parity with any other preferred stock. The MRP Shares are redeemable in certain circumstances at the option of the Fund and are also subject to a mandatory redemption if the Fund fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225% or fails to maintain its basic maintenance amount as stated in the Fund’s rating agency guidelines.

Under the terms of the MRP Shares, the Fund may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225% or the Fund would fail to maintain its basic maintenance amount as stated in the Fund’s rating agency guidelines.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The holders of the MRP Shares have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of MRP Shares or the holders of common stock. The holders of the MRP Shares, voting separately as a single class, have the right to elect at least two directors of the Fund.

At May 31, 2019, the Fund was in compliance with the asset coverage and basic maintenance requirements of its MRP Shares.

13.	Common Stock

At May 31, 2019, the Fund had 197,000,000 shares of common stock authorized and 47,354,874 shares outstanding. As of May 31, 2019, KAFA owned 4,000 shares of the Fund. On March 28, 2019, the Fund announced that its Board of Directors approved a program to purchase up to $20,000 of the Fund’s common stock. The repurchase program was to continue until the earlier of (i) the repurchase of $20,000 of common stock or (ii) September 30, 2019. Under this program, the Fund authorized its agents to make purchases in the open market when shares are trading at a discount of at least 8% to the Fund’s net asset value (“NAV”) per share. As of May 31, 2019, the Fund had repurchased 1,523,625 shares of its common stock at an average price of $11.95 (total cost of $18,204), which represented an average discount to the Fund’s NAV per share of approximately 12.1%. Transactions in common shares for the six months ended May 31, 2019 were as follows:

Shares outstanding at November 30, 2018	48,878,499
Shares repurchased	(1,523,625)

Shares outstanding at May 31, 2019	47,354,874

14.	Subsequent Events

On June 11, 2019, the Fund completed its $20,000 common stock repurchase program. Under this program, the Fund repurchased 1,681,037 shares of its common stock at an average price of $11.90 per share, which represented an average discount to the Fund’s NAV per share of approximately 12.3%.

On June 27, 2019, the Fund declared monthly distributions of $0.075 per common share to be paid on July 31, August 30, and September 30 of 2019.

On June 27, 2019, KAFA announced that the Board of Directors of the Fund appointed James C. Baker as Chief Executive Officer of KMF. This appointment was part of a succession plan announced earlier this year. Kevin S. McCarthy will continue to serve as Chairman of the Board of Directors for the Fund.

On June 28, 2019, the Fund paid its previously declared monthly distribution of $0.075 per common share. Of the total distribution of $3,540, pursuant to the Fund’s dividend reinvestment plan, $299 was reinvested into the Fund through open market purchases of common stock.

The Fund has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

GLOSSARY OF KEY TERMS

(UNAUDITED)

This glossary contains definitions of certain key terms, as they are used in our investment objective and policies and as described in this report. These definitions may not correspond to standard sector definitions.

“Energy Assets” means assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity.

“Energy Companies” means companies that own and operate Energy Assets or provide energy-related services. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Energy Assets or providing services for the operation of such Energy Assets or (ii) have Energy Assets that represent the majority of their assets.

“General Partner MLPs” means Master Limited Partnerships whose assets consist of ownership interests of an affiliated Master Limited Partnership (which may include general partnership interests, incentive distribution rights, common units and subordinated units).

“Master Limited Partnerships” or “MLPs” means limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for federal income tax purposes, includes Midstream MLPs and other MLPs.

“Midstream Assets” means assets used in energy logistics, including, but not limited to, assets used in transporting, storing, gathering, processing, distributing, or marketing of natural gas, natural gas liquids, crude oil or refined products.

“Midstream Companies” means companies that own and operate Midstream Assets and are taxed as corporations for federal income tax purposes, including MLP Affiliates of Midstream MLPs. This includes companies structured like MLPs, but not treated as a publicly-traded partnership for RIC qualification purposes as well as MLP Affiliates of Midstream MLPs. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenue or operating income from operating Midstream Assets or (ii) have Midstream Assets that represent the majority of their assets.

“Midstream/Energy Sector” consists of (a) Midstream MLPs, (b) Midstream Companies, (c) Other MLPs and (d) Other Energy Companies.

“Midstream Sector” consists of (a) Midstream MLPs and (b) Midstream Companies.

“Midstream MLPs” means MLPs that principally own and operate Midstream Assets including General Partner MLPs whose assets consist of ownership interests of an affiliated Midstream MLP.

“MLP Affiliates” means affiliates of Master Limited Partnerships, substantially all of whose assets consist of i-units or other ownership interests in Master Limited Partnerships. MLP Affiliates are not treated as partnerships for federal income tax purposes.

“Other Energy Companies” means Energy Companies, excluding MLPs and Midstream Companies.

“Other MLPs” consists of (a) upstream MLPs, (b) coal MLPs, (c) propane MLPs and (d) MLPs that operate other energy assets or provide energy-related services.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

STOCKHOLDER PROPOSALS

(UNAUDITED)

The Amended and Restated Bylaws currently in effect for the Fund provide that in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at such meeting, which nomination or proposal is not to be included in the Fund’s proxy statement, written notice containing the information required by the current Bylaws must be delivered to the Secretary of the Fund at 811 Main Street, 14th Floor, Houston, TX 77002, not later than 5:00 p.m. Central Time on the 120th day, and not earlier than the 150th day, prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting; provided, however that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m. Central Time on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

The Fund anticipates that the 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”) will be held on or about April 2, 2020, which is advanced by more than 30 days from the anniversary of the 2019 Annual Meeting of Stockholders. Accordingly, it is anticipated that a stockholder nomination or proposal for the Fund intended to be considered at the 2020 Annual Meeting must be received by the Secretary of the Fund on or after November 4, 2019 and prior to 5:00 p.m. Central Time on December 4, 2019. However, under the rules of the SEC, if a stockholder wishes to submit a proposal for possible inclusion in the 2020 proxy statement pursuant to Rule 14a-8(e) of the 1934 Act, the Fund must receive it not fewer than 120 calendar days before the anniversary of the date the proxy statement was released to stockholders for the previous year’s annual meeting, or, if the date of the annual meeting has been changed by more than 30 days from the date of the previous year’s annual meeting, then the deadline is a reasonable time before the Fund begins to print and send its proxy materials. Accordingly, it is anticipated that a stockholder’s proposal under Rule 14a-8(e) should be received by the Fund on or before January 24, 2020 in order to be included in the proxy statement and proxy card for the 2020 Annual Meeting. All nominations and proposals must be in writing.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

PRIVACY POLICY NOTICE

(UNAUDITED)

Rev. 01/2011

FACTS	WHAT DOES KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC. (“KMF”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎  Social Security number and account balances

∎  Payment history and transaction history

∎  Account transactions and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons KMF chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does KMF share?	Can you limit this sharing?

For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes — to offer our products and services to you	No	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Call 877-657-3863 or go to www.kaynefunds.com

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

PRIVACY POLICY NOTICE

(UNAUDITED)

Who we are

Who is providing this notice?	KMF

What we do

How does KMF protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Access to your personal information is on a need-to-know basis. KMF has adopted internal policies to protect your non-public personal information.

How does KMF collect my personal information?

We collect your personal information, for example, when you

∎  Provide account information

∎  Buy securities from us or make a wire transfer

∎  Give us your contact information

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎  sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎  affiliates from using your information to market to you

∎  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ∎ KMF does not share with our affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ KMF does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ KMF doesn’t jointly market.

Other important information

None.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

Kayne Anderson Midstream/Energy Fund, Inc., a Maryland corporation (the “Fund”), has adopted the following plan (the “Plan”) with respect to distributions declared by its Board of Directors (the “Board”) on shares of its Common Stock:

1. Unless a stockholder specifically elects to receive cash as set forth below, all distributions hereafter declared by the Board shall be payable in shares of the Common Stock of the Fund, and no action shall be required on such stockholder’s part to receive a distribution in stock.

2. Such distributions shall be payable on such date or dates as may be fixed from time to time by the Board to stockholders of record at the close of business on the record date(s) established by the Board for the distribution involved.

3. The Fund may use newly-issued shares of its Common Stock or purchase shares in the open market in connection with the implementation of the plan. The number of shares to be issued to a stockholder shall be based on share price equal to 95% of the closing price of the Fund’s Common Stock one day prior to the dividend payment date.

4. The Board may, in its sole discretion, instruct the Fund to purchase shares of its Common Stock in the open market in connection with the implementation of the Plan as follows: If the Fund’s Common Stock is trading below net asset value at the time of valuation, upon notice from the Fund, the Plan Administrator (as defined below) will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the Participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. These remaining shares will be issued by the Fund at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price.

5. In a case where the Plan Administrator has terminated open market purchases and caused the issuance of remaining shares by the Fund, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market, including brokerage commissions, and the price at which the Fund issues remaining shares. To the extent that the Plan Administrator is unable to terminate purchases in the open market before the Plan Administrator has completed its purchases, or remaining shares cannot be issued by the Fund because the Fund declared a dividend or distribution payable only in cash, and the market price exceeds the net asset value of the shares, the average share purchase price paid by the Plan Administrator may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

6. A stockholder may, however, elect to receive his or its distributions in cash. To exercise this option, such stockholder shall notify American Stock Transfer & Trust Company, the plan administrator and the Fund’s transfer agent and registrar (collectively the “Plan Administrator”), in writing so that such notice is received by the Plan Administrator no later than the record date fixed by the Board for the distribution involved.

7. The Plan Administrator will set up an account for shares acquired pursuant to the Plan for each stockholder who has not so elected to receive dividends and distributions in cash (each, a “Participant”). The Plan Administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the Plan Administrator’s name or that of its nominee. Upon request by a Participant, received no later than three (3) days prior to the payable date, the Plan Administrator will, instead of crediting shares to and/or carrying shares in a Participant’s account, issue, without charge to the Participant, a certificate registered in the Participant’s name for the number of whole shares payable to the Participant and a check for any fractional share less a broker commission on the sale of such fractional shares. If a

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

request to terminate a Participant’s participation in the Plan is received less than three (3) days before the payable date, dividends and distributions for that payable date will be reinvested. However, subsequent dividends and distributions will be paid to the Participant in cash.

8. The Plan Administrator will confirm to each Participant each acquisition made pursuant to the Plan as soon as practicable but not later than ten (10) business days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of Common Stock of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Administrator will adjust for any such undivided fractional interest in cash at the market value of the Fund’s shares at the time of termination.

9. The Plan Administrator will forward to each Participant any Fund related proxy solicitation materials and each Corporation report or other communication to stockholders, and will vote any shares held by it under the Plan in accordance with the instructions set forth on proxies returned by Participants to the Fund.

10. In the event that the Fund makes available to its stockholders rights to purchase additional shares or other securities, the shares held by the Plan Administrator for each Participant under the Plan will be added to any other shares held by the Participant in certificated form in calculating the number of rights to be issued to the Participant.

11. The Plan Administrator’s service fee, if any, and expenses for administering the Plan will be paid for by the Fund.

12. Each Participant may terminate his or its account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.amstock.com, by filling out the transaction request form located at the bottom of the Participant’s Statement and sending it to American Stock Transfer and Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Administrator at (888) 888-0317. Such termination will be effective immediately. The Plan may be terminated by the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination, the Plan Administrator will cause a certificate or certificates to be issued for the full shares held for the Participant under the Plan and a cash adjustment for any fractional share to be delivered to the Participant without charge to the Participant. If a Participant elects by his or its written notice to the Plan Administrator in advance of termination to have the Plan Administrator sell part or all of his or its shares and remit the proceeds to the Participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

13. These terms and conditions may be amended or supplemented by the Fund at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the termination of his or its account under the Plan. Any such amendment may include an appointment by the Plan Administrator in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under these terms and conditions. Upon any such appointment of any agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor agent, for each Participant’s account, all dividends and distributions payable on shares of the Fund held in the Participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

14. The Plan Administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

15. These terms and conditions shall be governed by the laws of the State of Maryland.

Adopted: November 18, 2010

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE

(UNAUDITED)

The Fund’s Board of Directors (the “Board”) on March 27, 2019 approved the continuation of the Fund’s Investment Management Agreement (the “Agreement”) with KA Fund Advisors, LLC (the “Adviser”) through March 31, 2020.

During the course of each year and in connection with their consideration of the continuation of the Agreement, the Board received various materials from the Adviser, including (i) information on the advisory personnel of the Adviser; (ii) information on the internal compliance procedures of the Adviser; (iii) comparative information showing how the Fund’s fees and expenses compare to other registered investment companies that follow investment strategies similar to those of the Fund; (iv) information regarding brokerage and portfolio transactions; (vi) comparative information showing how the Fund’s performance compares to other registered investment companies that follow investment strategies similar to those of the Fund; and (vii) information on any material legal proceedings or regulatory audits or investigations affecting the Fund or the Adviser.

After receiving and reviewing these materials, the Board, at an in-person meeting called for such purpose (the “Meeting”), discussed the terms of the Agreement. Representatives from the Adviser attended the Meeting and presented additional oral and written information to the Board to assist in its considerations. The Directors who are not parties to the Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any such party (the “Independent Directors”) also met in executive session to further discuss the terms of the Agreement and the information provided by the Adviser.

Discussed below are certain of the factors considered by the Board in continuing the Agreement. This discussion is not intended to be all-inclusive. The Board, including the Independent Directors, reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings and in various discussions with senior management of the Adviser relating specifically to the Adviser and the Agreement. The approval determination was made on the basis of each Director’s business judgment after consideration of all the information taken as a whole. Individual Directors may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the contract review process.

Taking all of the information and deliberations into account, the Independent Directors reviewed various factors presented to them, the detailed information provided by the Adviser at the Meeting and at other times throughout the year, and other relevant information and the following factors, none of which was dispositive in their decision whether to approve the Agreement:

The nature, extent, and quality of the services to be provided by the Adviser

The Board, including the Independent Directors, considered the scope and quality of services that have been provided by the Adviser under the Agreement. The Board, including the Independent Directors, considered the quality of the investment research capabilities of the Adviser and the other resources the Adviser has dedicated to performing services for the Fund, including the high caliber of portfolio managers and research analysts involved, the large and experienced team of investment, accounting, legal, trading and compliance professionals at the Adviser dedicated to the Fund, and the continued maintenance and growth of such team despite the decline in the energy sector and an associated reduction in management fees received by the Adviser. The Board, including the Independent Directors, also considered the quality of other services, including the Adviser’s assistance in the coordination of the activities of some of the Fund’s other service providers, the provision of certain administrative, compliance, reporting and financial services by the Adviser, the prudent use of call options, the responsible handling of the Fund’s leverage ratios and distribution determinations through declining and volatile energy markets, and the efforts to maximize returns and to position the Fund’s portfolio to grow as those markets recover. The Board, including the Independent Directors, took note of the Adviser’s excellent track records in identifying and executing on key investment themes and in sourcing and negotiating private investments for the Fund as well as the Fund’s access to investments and capital markets due in part to the

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE

(UNAUDITED)

Adviser’s credibility with institutional investors. The Board, including the Independent Directors, took further note of the Adviser’s prudent and conscientious handling of the reorganization of Kayne Anderson Energy Total Return Fund, Inc. with and into the Fund (the “Reorganization”) and the Adviser’s diligent approach in structuring the Reorganization to best serve the interests of the Fund’s stockholders. The Board, including the Independent Directors, also considered the nature and quality of the services provided by the Adviser to the Fund in light of their experience as Directors of the Fund, their confidence in the Adviser’s integrity and competence gained from that experience and the Adviser’s responsiveness to questions, concerns or requests for information raised or made by them in the past. The Board, including the Independent Directors, noted the high quality of services provided by the Adviser during periods when the market faces significant turmoil, including various current market challenges as well as the Adviser’s efforts to maximize returns and its leadership position in the markets in which it invests. The Board, including the Independent Directors, discussed the scope of responsibilities of, and resources expected to be available to, the key investment management and other personnel of the Adviser. Based on information provided by the Adviser, the Independent Directors concluded that the Adviser has the quality and depth of personnel and investment methods essential to performing its duties under the Agreement, and should be able to sustain that quality and depth, and that the nature and the proposed cost of such advisory services would be fair and reasonable in light of the services expected to be provided.

The Fund’s performance under the management of the Adviser

The Independent Directors reviewed information pertaining to the performance of the Fund. These data compared the Fund’s performance to the performance of certain other registered investment companies that follow investment strategies similar to those of the Fund as well as its benchmark. The comparative information showed that the performance of the Fund is satisfactory on an overall basis compared to other similar closed-end funds for various periods despite certain periods of lower relative performance against applicable peer groups. Based upon their review and consideration of applicable securities price indices, the Independent Directors concluded that the Fund’s investment performance over time has been satisfactory compared to other closed-end funds that focus on investments in energy-related master limited partnerships (“MLPs”), midstream companies and other energy companies, as applicable, and that the Fund has generated strong returns for investors over various periods. The Independent Directors noted that in addition to the information received for the Meeting, the Independent Directors also receive detailed performance information for the Fund at each regular meeting of the Board during the year. The Independent Directors considered the investment performance of one other closed-end investment company managed by the Adviser, but noted that it is not directly comparable. The Independent Directors did not consider the performance of other accounts of the Adviser because there were no accounts similar enough to be relevant for performance purposes.

The reasonability of the management fee and fall-out benefits

The Independent Directors considered the Fund’s management fee under the Agreement in comparison to the management fees of funds within the Fund’s peer group. The Independent Directors also considered the greater risks and burdens associated with managing the Fund compared to private funds and separate accounts. The Adviser’s successful handling of past and recent market downturns and management of related leverage and distribution challenges, the administrative burden resulting from the Fund’s tax complexities, the Fund’s participation in private investments, particularly “PIPE” transactions, the Adviser’s long standing relationships with management teams in the energy sector, and the Adviser’s track record for successful pricing and timing strategies related to capital raising for the Fund were also noted by the Independent Directors as relevant considerations in evaluating the reasonableness of the management fee rate. The Independent Directors also discussed and are comfortable with the different contractual fee rates for the Fund and one other closed-end company managed by the Adviser given differences in strategies and investments, and the relatively stronger and

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE

(UNAUDITED)

deeper management expertise and resources of the Adviser. Based on those comparisons, the Independent Directors concluded that the management fee for the Fund remains reasonable.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of stockholders

The Independent Directors considered economies of scale that are being enjoyed by stockholders of the Fund. In this regard, they noted the Adviser’s efforts to manage operating expenses, including significant declines in operating expenses over various periods since inception. They noted the increase in operating expenses as a percentage of net assets compared to 2015 and took into account the Adviser’s discussion of that increase, including the impact of the decline in the Fund’s assets during the market downturn. The Independent Directors also noted that the Adviser had successfully managed to lower the Fund’s operating expenses compared to 2017. They further noted that the Adviser added professionals to its already robust and high-quality investment team, which also represented a sharing of those economies of scale. The Independent Directors also considered further possible economies of scale that the Adviser could achieve in its management of the Fund. They considered the information provided by the Adviser relating to the Fund’s operating expenses and information comparing the fee rate charged by the Adviser with fee rates charged by other unaffiliated investment advisers to their investment company clients. The Independent Directors considered that the completed Reorganization would enable the Fund to leverage greater economies of scale. The Independent Directors also considered the Adviser’s commitment to retaining and growing its professional staff devoted to the Fund in a competitive environment for investment and compliance professionals, and in light of reduced management revenues from weaker energy markets. The Independent Directors concluded that the fee structure for the Fund is reasonable in view of the information provided by the Adviser. The Independent Directors then noted that they would continue to monitor and review further growth of the Fund in order to remain comfortable with the fee structure after any applicable future economies of scale.

Conclusion

Based on the review by the Board, including its consideration of each of the factors discussed above and the materials requested from and provided by the Adviser, the Board concluded, in agreement with the recommendation of the Independent Directors, that the Fund and its stockholders received reasonable value in return for the management fees and other amounts paid to the Adviser by the Fund under the Agreement, that stockholders could expect to receive reasonable value in return for the management fees and other amounts proposed to be paid to the Adviser by the Fund under the Agreement and that the approval of the continuation of the Agreement was in the best interests of stockholders of the Fund.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION

(UNAUDITED)

The policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•	without charge, upon request, by calling (877) 657-3863/MLP-FUND;

•	on the Fund’s website, www.kaynefunds.com; and

•	on the SEC’s website, www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 657-3863/MLP-FUND, and on the SEC’s website at www.sec.gov (see Form N-PX).

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of each of its fiscal years with the SEC on Form N-Q and Form N-30B-2. The Fund’s Form N-Q and Form N-30B-2 are available on the SEC’s website at www.sec.gov. The Fund also makes its Form N-Q and Form N-30B-2 available on its website at www.kaynefunds.com.

REPURCHASE DISCLOSURE

(UNAUDITED)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Fund may from time to time purchase shares of its common and preferred stock and its Notes in the open market or in privately negotiated transactions.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

RESULTS OF ANNUAL MEETING OF STOCKHOLDERS

(UNAUDITED)

On June 27, 2019, the Fund held its annual meeting of stockholders where the following matters were approved by stockholders. As of the record date of May 15, 2019 (the “Record Date”), the Fund had 47,816,453 outstanding shares of common stock and 3,000,000 outstanding shares of mandatory redeemable preferred stock, each of which was entitled to cast one vote. Represented in person or by proxy at this meeting were a total of 45,775,710 shares of common stock and mandatory redeemable preferred stock, constituting a quorum.

(i)

The election of Anne K. Costin, Albert L. Richey and James C. Baker as directors, each to serve for a term of three years until the Fund’s 2022 annual meeting of stockholders and until his or her successor is duly elected and qualified.

(a)

The election of Ms. Costin required the affirmative vote of the holders of a majority of the Fund’s common stock and mandatory redeemable preferred stock outstanding as of the Record Date, voting together as a single class. On this matter, 41,946,005 shares were cast in favor, 3,184,755 shares were cast against, 290,892 withheld authority, and there were 354,058 broker non-votes in the election of Ms. Costin.

(b)

The election of Ms. Richey required the affirmative vote of the holders of a majority of the Fund’s common stock and mandatory redeemable preferred stock outstanding as of the Record Date, voting together as a single class. On this matter, 41,953,503 shares were cast in favor, 3,167,850 shares were cast against, 300,299 withheld authority, and there were 354,058 broker non-votes in the election of Mr. Richey.

(c)

The election of Mr. Baker required the affirmative vote of the holders of a majority of the Fund’s mandatory redeemable preferred stock outstanding as of the Record Date. On this matter, 3,000,000 shares were cast in favor, no shares were cast against, and no shares withheld authority in the election of Mr. Baker.

As a result of the vote on this matter, Ms. Costin, Mr. Richey and Mr. Baker were each elected to serve as director of the Fund for a three-year term.

(iii)	The ratification of PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm for the fiscal year ending November 30, 2019.

The approval of this proposal required the affirmative vote of a majority of the votes cast by the holders of the Fund’s common stock and mandatory redeemable preferred stock outstanding as of the Record Date, voting together as a single class. For purposes of the vote on this proposal, abstentions and broker non-votes were not counted as votes cast and had no effect on the result of the vote.

On this matter, 45,141,271 shares were cast in favor, 299,657 shares were cast against, 334,782 shares abstained, and there were no broker non-votes.

As a result of the vote on this matter, the proposal was approved.

Directors and Corporate Officers

Kevin S. McCarthy	Chairman of the Board of Directors

James C. Baker	Director, President and Chief Executive Officer

William R. Cordes	Director

Anne K. Costin	Director

Barry R. Pearl	Director

Albert L. Richey	Director

William H. Shea, Jr	Director

William L. Thacker	Director

Terry A. Hart	Chief Financial Officer, Treasurer and Assistant Secretary

Jarvis V. Hollingsworth	Secretary

Michael J. O’Neil	Chief Compliance Officer

J.C. Frey	Executive Vice President

Ron M. Logan, Jr.	Senior Vice President

Jody C. Meraz	Senior Vice President

A. Colby Parker	Assistant Treasurer

Investment Adviser KA Fund Advisors, LLC 811 Main Street, 14th Floor Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219 (888) 888-0317

Custodian JPMorgan Chase Bank, N.A. 383 Madison Avenue, Fourth Floor New York, NY 10179	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 601 S. Figueroa Street, Suite 900 Los Angeles, CA 90017

Legal Counsel Paul Hastings LLP 101 California Street, Forty-Eighth Floor San Francisco, CA 94111

Please visit us on the web at www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Please see the schedule of investments contained in the KMF Semi-Annual Report for the six months ended May 31, 2019 included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased(1)(2)	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs(2)	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs(2)
December 1-31, 2018	43,332	$9.55	—	—
January 1-31, 2019	27,690	$11.46	—	—
February 1-28, 2019	27,421	$11.28	—	—
March 1-31, 2019	25,886	$11.95	—	—
April 1-30, 2019	789,341	$12.09	762,439	10,780,584
May 1-31, 2019	787,942	$11.79	761,186	1,796,355

Total	1,701,612	$11.86	1,523,625	—

(1)	Certain shares were purchased in the open market pursuant to the terms of the Registrant’s Automatic Dividend Reinvestment Plan, adopted November 18, 2010.
(2)

The Registrant’s stock repurchase program (the “Repurchase Program”) was announced on March 28, 2019. Under the Repurchase Program, the Registrant may purchase, in open market transactions, up to $20 million of shares of its outstanding common stock, if and when such shares are trading at a discount of at least 8% to NAV per share. The Repurchase Program will continue until the earlier of (i) the repurchase of $20 million of common stock or (ii) September 30, 2019. As of May 31, 2019, the Registrant had repurchased 1,523,625, shares of its common stock at an average price of $11.95 per share (total cost of $18,203,645).

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)), as of a date within 90 days of the filing date of this report and have concluded that the Registrant’s disclosure controls and procedures are effective, as of such date, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed–End Management Investment Companies.

None.

Item 13. Exhibits.

(a)(1) Not applicable to semi-annual reports.

(a)(2) Separate certifications of Principal Executive Officer and Principal Financial Officer of the Registrant pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.

(b) Certification of Principal Executive Officer and Principal Financial Officer of the Registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

Date: July 29, 2019	By:	/s/ JAMES C. BAKER
James C. Baker
Director, President
and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Date: July 29, 2019	By:	/s/ JAMES C. BAKER
James C. Baker
Director, President
and Chief Executive Officer

Date: July 29, 2019	By:	/s/ TERRY A. HART
Terry A. Hart
Chief Financial Officer, Treasurer and Assistant Secretary

Exhibit Index

(a)(1) Not applicable to semi-annual reports.

(a)(2) Separate certifications of Principal Executive Officer and Principal Financial Officer of the Registrant pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.

(b) Certification of Principal Executive Officer and Principal Financial Officer of the Registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.